                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07577

                  WM Strategic Asset Management Portfolios, LLC
               (Exact name of registrant as specified in charter)

                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
              (Address of principal executive offices) (Zip code)

                               Jeffrey L. Lunzer
                 1201 Third Avenue, WMT 0822, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 913-5800

                    Date of fiscal year end: October 31, 2006

                   Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

(WM GROUP OF FUNDS LOGO)

   The sophistication of a managed account with the simplicity of a mutual fund.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS                               (GRAPHIC)

                                  Annual Report

                                October 31, 2006

(SEAL)

                               WM Group of Funds transitions to Principal Funds.
                                                          See article on page 2.

                                                       (PRINCIPAL(R) FUNDS LOGO)

                    WM Strategic Asset Management Portfolios

                                                                       (GRAPHIC)

AT THE WM GROUP OF FUNDS, OUR PASSION IS PIECING INDIVIDUAL INVESTMENTS TOGETHER INTO COMPREHENSIVE PORTFOLIOS TO MAKE YOUR FINANCIAL PLAN MORE EFFECTIVE.

                                Table of Contents

1    Letter from the President

2    WM Group of Funds Transitions to Principal Funds

4    The SAM Process and Asset Allocation Team

6    Economy & Financial Markets:
     Review & Outlook

     WM SAM Portfolio Performance and Investment Strategy:

8       Flexible Income Portfolio

10      Conservative Balanced Portfolio

12      Balanced Portfolio

14      Conservative Growth Portfolio

16      Strategic Growth Portfolio

18   Glossary

19   Expense Information

21   Financial Statements

35   Notes to Financial Statements

41   Report of Independent Registered
     Public Accounting Firm

42   Supplemental Information

                                               NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dear Shareholder,

                                                    (PHOTO OF WILLIAM G. PAPESH)

As we enter a new fiscal year, our fund family is moving rapidly to complete preparations for the acquisition of WM Advisors, Inc. and its subsidiaries by the Principal Financial Group(R) (The Principal(R)). We are extremely enthusiastic about the opportunity to join a company where asset management and accumulation form the core of its business and where the advisory group, Principal Global Investors, shares our expertise in asset allocation. Just as the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(1) Together, we will rank 4th in the overall management of asset allocation funds nationally.

On the next few pages, we introduce you to our future parent company and its world-class investment management group. I'd also like to briefly explain below how the WM Group of Funds will transition through this process.

EVOLUTION OF A FUND COMPLEX

To summarize, the 22 existing retail WM Funds will become part of Principal Investors Fund, Inc. (Principal Investors Funds) as follows:

- 15 funds will continue to be managed by their current portfolio management teams. These funds include the SAM Portfolios.

- 7 funds will be merged into existing Principal Investors Funds and thereafter will be managed by Principal Global Investors or one of its premier boutique asset management affiliates.(2)

We arrived at these decisions through careful consideration of many factors, two of which stand out with respect to their potential impact on shareholders:

- SHAREHOLDER EXPENSES: Each share class of a surviving fund will have an expense ratio equal to or lower than that of the corresponding share class of the current WM Fund. In certain instances, this will be achieved through an expense cap agreed to by The Principal.(3)

- PERFORMANCE: With respect to the 7 WM Funds that will merge into existing Principal Investors Funds, the Principal Investors Funds had better historical performance than the merged fund for the 1-, 3-, and 5-year periods ended September 30, 2006, as applicable.(4) Please note that past performance does not guarantee future results.

After the fund mergers in January 2007,the combined lineup will consist of 48 retail funds spanning a broad array of asset allocation, equity, and fixed-income investments.

CONTINUITY OF MANAGEMENT AND STEWARDSHIP

The Principal Funds complex also will retain many of the people who have served you and your investment needs over the previous years:

- WM ADVISORS: Our investment management group will have a new name--Edge Asset Management, Inc.-- but it will remain in Seattle and employ many of WM Advisors' portfolio managers.

- WM FUNDS DISTRIBUTOR, INC. AND WM SHAREHOLDER SERVICES, INC.: These groups will form the management and staff of Principal Funds Distributor, Inc. and Principal Shareholder Services, Inc.

- WM GROUP OF FUNDS BOARD OF TRUSTEES: Four members of our current Board are proposed for election to the board of Principal Investors Fund, Inc. This group includes Dick Yancey (our Chairman and a Board member for over 30 years), Dan Pavelich (head of the Audit Committee), Kristi Blake (head of the Operations and Distribution Committee), and myself. I would also like to express my deep gratitude to Ed Davis, Carrol McGinnis, Al Osborne, Jay Rockey, and Anne Farrell for their many years of diligent service on behalf of our shareholders.

The Principal has embraced our management and staff, and I think you'll find the combined fund family reflects our best qualities, plus new capabilities and resources. On behalf of everyone at the WM Group of Funds, thank you for the support and trust that you and other shareholders have honored us with for over 65 years.

Sincerely,


/s/ William G. Papesh
-------------------------------------
William G. Papesh
President

(1)  Source: FRC. Based on assets as of September 30, 2006.

(2) Principal Global Investors, one of the primary asset management divisions of Principal Financial Group(R), consists of Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.

(3)  Expense caps are subject to limited time frames.

(4)  Excluding the WM Money Market Fund.

WM Group of Funds Transitions to Principal Funds

Earlier this year, we announced that the Principal Financial Group(R) (The Principal(R)) had agreed to acquire our fund family's operating companies. Now that the process is nearing completion, we'd like to introduce you to our future parent company and the mutual fund complex that will manage your investments.

Many of our shareholders will recognize the Principal Financial Group as a name they associate with their workplace benefits, such as their retirement plan. As the nation's 401(k) leader, (1) The Principal derives over 90% of its assets under management from retirement operations. In the U.S., it serves 42,000 employers with 2.7 million plan participants, (2) representing a large base of investors who recognize The Principal as one of "America's Retirement Experts."

To extend its services to individual investors outside of their work-place, The Principal is acquiring WM Advisors and its affiliates. When the transaction closes at the end of 2006 (see Milestones chart on the next page), we will become part of a diverse family of financial services companies--one where asset management is central to the company's business.

WM ADVISORS JOINS WORLD-CLASS INVESTMENT MANAGER

The heart of the company's asset management organization is Principal Global Investors, an investment manager that combines wide-ranging capabilities with a truly global reach.

Like WM Advisors, Principal Global Investors is a leader within the field of asset allocation investing. While the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds. (3) The combined fund family will rank 4th in the overall management of asset allocation funds nationally.

Following the acquisition, WM Advisors will be positioned within a network of investment managers affiliated with Principal Global Investors. It will join premier boutique firms such as Columbus Circle Investors and Spectrum Asset Management, which have expertise in a variety of core asset styles and niche investments.

                           PRINCIPAL GLOBAL INVESTORS

PRINCIPAL GLOBAL INVESTORS HAS ATTRACTED A LARGE BASE OF INSTITUTIONAL ASSETS FROM CLIENTS IN 25 COUNTRIES. IT IS THE:

-    42nd largest institutional asset manager out of 778 worldwide

-    23rd largest U.S. institutional tax-exempt manager out of 500

-    5th largest real estate investment manager out of 101

-    Investment manager for 9 of the 25 largest U.S. pension funds

PRINCIPAL GLOBAL INVESTORS HAS INVESTMENT EXPERTISE IN:

-    Target-date asset allocation funds

-    Large-cap, mid-cap, and small-cap equities

-    Real estate securities

-    International equities

-    Taxable fixed-income securities

Source: Pensions & Investments Magazine. Based on assets as of December 31,2005 or June 30,2006.

                                      (MAP)

                                   (GRAPHICS)

HUMBLE BEGINNINGS GIVE RISE TO GLOBAL OPERATIONS

The Principal Financial Group was founded in 1879 as Bankers Life Association, a company that provided life insurance to bankers and their employees from its headquarters in Des Moines, Iowa. From this specialized focus, the firm has expanded its product offerings to include a broad range of financial products and services: retirement and investment services, life and health insurance, and online banking. And its operations are not limited to domestic markets. A member of the Fortune 500, the Principal Financial Group serves some 16.4 million customers from its offices in 11 countries throughout Asia, Australia, Europe, Latin America, and the United States. (2)

TOP: The Equitable Building housed the company's offices from 1880 to 1917. It was the tallest office building in Iowa at the time.

BOTTOM: Present-day headquarters of the Principal Financial Group.

JANUARY FUND MERGERS LAUNCH AN EXPANDED FUND FAMILY

The fund mergers scheduled for mid-January 2007 will constitute one of the final steps in the transition process. The combined fund business groups will be known as Principal Funds. With 48 mutual funds offered to retail investors, Principal Funds can provide you with:

-    World-Class Investment Management

-    Comprehensive Asset Allocation Solutions

-    Retirement Investing Expertise

On January 16,2007, join Principal Funds at our new Web site, www.principalfunds.com, to take a complete tour of the investment products and services available to you. In the meantime, if you have any questions about how this transition affects your account or your investments, please phone our Customer Service line at 800-222-5852.

WM GROUP OF FUNDS TRANSITIONS TO PRINCIPAL FUNDS: MILESTONES

JULY 25, 2006               AUGUST 11, 2006     DECEMBER 15, 2006     ON OR NEAR DECEMBER 31, 2006   ON OR NEAR JANUARY 12, 2007
-------------               ---------------     -----------------     ----------------------------   ---------------------------
Announcement of agreement   Voting by           WM Group of Funds     Anticipated close of           Anticipated mergers of funds
between Washington          WM Group of Funds   shareholder meeting   acquisition
Mutual, Inc. and the        Board of Trustees   for voting on fund
Principal Financial Group                       mergers

(1) The Principal ranks number one in plans where it provides administrative and investment services according to a 2006 Spectrem Group analysis of fully bundled 401(k) providers.

(2)  As of September 30,2006.

(3)  Source: FRC. Based on assets as of September 30,2006.

The SAM Process and Asset Allocation Team

OUR CONTINUOUS PROCESS FOR ACTIVE ASSET ALLOCATION

The SAM Process combines a simple mutual fund structure with the sophisticated management techniques typically used by high net worth investors. Where many competing asset allocation programs use passive methods--rebalancing investments back to fixed models--our innovative approach employs a continuous, dynamic discipline.

INITIAL PORTFOLIO DEVELOPMENT

ACTION:

Conduct extensive financial research that helps position the Portfolios along a risk/return spectrum

OUTCOME:

The long-term asset allocation targets for each Portfolio

                                  (PIE CHART)

CONTINUOUS ACTIVE MANAGEMENT

ACTION:

-    Develop a financial and economic outlook

-    Use the outlook to assign a risk level to each Portfolio

-    Adjust each Portfolio's mix of assets according to the assigned risk

-    Repeat this process on a continual basis

OUTCOME:

Dynamic, active management that we believe is superior to passive rebalancing

                                  (PIE CHART)

 Allocations illustrated above may not reflect current portfolio composition.

ASSET ALLOCATION TEAM

Our Asset Allocation Team consists of highly experienced investment professionals who are dedicated to the active management of the WM SAM
Portfolios:

(PHOTO OF RANDALL L. YOAKUM)

RANDALL L. YOAKUM, CFA
Chief Investment Strategist and
Senior Co-Portfolio Manager of the SAM Portfolios

Randy currently serves as chairman of the Asset Allocation Team and works closely with Mike Meighan and Gary Pokrzywinski to establish economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. His investment management experience dates back to 1984. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

(PHOTO OF CHARLES D. AVERILL)

CHARLES D. AVERILL, CFA
Senior Quantitative Analyst

Charlie is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the SAM Portfolios' holdings, he also develops performance attribution procedures. Charlie holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

(PHOTO OF MICHAEL D. MEIGHAN)

MICHAEL D. MEIGHAN, CFA
Senior Co-Portfolio Manager of the SAM Portfolios

Mike oversees the Team analysts and works collaboratively with Randy and Gary to develop the asset allocation and investment outlook for the Portfolios as well as to formulate economic strategy. Mike has been instrumental in developing the current investment policies for the Portfolios since joining WM Advisors 1999. His investment management experience dates back to 1993. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

(PHOTO OF NICOLE VERBRUGGHE)

NICOLE VERBRUGGHE, CFA
Quantitative Analyst

Nicole works with the Asset Allocation Team as a Quantitative Analyst. She gathers and analyzes economic data in order to track indicators that specifically affect the SAM Portfolios. She continually reviews holdings and performance characteristics of the underlying funds and assesses how the weighting of each fund influences the Portfolios' investment policies and goals. Nicole joined WM Advisors in 2001 and holds the Chartered Financial Analyst designation. Before joining the Asset Allocation Team, Nicole worked for 12 years in financial accounting and analysis. She holds a B.A. in Mathematics from Whitman College.

(PHOTO OF GARY J. POKRZYWINSKI)

GARY J. POKRZYWINSKI, CFA
Chief Investment Officer and Senior
Portfolio Manager

Gary helps develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Randy and Mike. Gary joined WM Advisors in 1992 and currently manages the WM High Yield Fund and co-manages the WM Income Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin, Milwaukee.

(PHOTO OF BRAD N. STEWART)

BRAD N. STEWART, CFA
Quantitative Analyst

As a Quantitative Analyst with the Asset Allocation Team, Brad is responsible for gathering and analyzing economic data. He focuses on tracking indicators that specifically affect the SAM Portfolios. Brad joined WM Advisors in 2005 and began his investment management career in 2002. He holds the Chartered Financial Analyst designation and has a B.B.A. in Finance from the University of Portland.

Economy & Financial Markets: Review & Outlook

ECONOMY ENTERS MID-CYCLE SLOWDOWN

We began the fiscal year with the view that U.S. economic growth would be moderate but weaker than consensus projections. Although corporate profits and consumer spending looked healthy, a slowdown in the housing market appeared likely. We thought when this housing pullback took hold, it would curtail consumers' ability to maintain refinancing-fueled spending. Our 2006 outlook also recognized that a variety of short-term and long-term forces had aligned to indicate that growth would slow.

One cyclical measure that attracted widespread headlines during the period was crude oil prices which, through elevated fuel costs, can act as a tax on consumers. The U.S. benchmark price of oil began the period at $59.77 per barrel, reached a high closing price of $77.03 in July, and then retreated to close at $58.74 on October 31,2006.

Like crude oil prices, the rate of economic growth climbed and peaked before ending the period near its starting point. Inflation-adjusted (real) growth increased 1.8% during the final three months of 2005. With strong consumer and business spending, it surged 5.6% in early 2006. Evidence of a housing sector correction became clearer in the following months, and real growth decelerated to an estimated 2.2%. (See text highlights in chart below.)

Since housing is a lagging indicator, we believe that the full economic effects of its pullback have yet to play out. However, we expect solid job markets to mitigate the pain that housing causes consumers. Our 2007 outlook is for real growth to keep to the lower end of a 2-3% range as the economy works through a mid-cycle slowdown.

INFLATION GIVES FED PAUSE

For this kind of "soft landing" to occur, we believe that lower interest rates courtesy of the Federal Reserve (the Fed) will be a requirement. The Fed began steadily raising short-term interest rates in June 2004. Like many market participants, we entered 2006 believing that a housing-led slowdown in growth would soon spur the Fed to halt this monetary tightening campaign.

However, concerns about rising inflation dominated the Fed's mindset during the year. A price index that measures core personal consumption(1) stood at 1.9% for November 2005, but inflation picked up steam and sent this gauge to 2.5% in August 2006. Inflation

(1) Source: Bureau of Economic Analysis. Monthly data measures the price index for personal consumption expenditures excluding food and energy as a percent change from the same month one year ago.

(2) Indices are unmanaged, and individuals cannot invest directly in an index. See page 18 for definitions of indices.

A WRAP-UP OF THE YEAR NOVEMBER 1, 2005 - OCTOBER 31, 2006

                                  (FLOW CHART)
fears eased somewhat as energy prices headed downward and the housing market cooled. These developments allowed the Fed to leave its target for the federal funds rate unchanged at 5.25% near the end of the fiscal year.

This rate is slightly restrictive in our view. We expect the lagging effects of monetary tightening to contain inflation going forward by combining with significant deflationary forces. We also believe that the economic system has become somewhat self-regulating in recent years, alleviating the need for a highly active Fed. However, as fears of inflation continue to subside, we think the Fed will turn its sights on potential deflation and recession. We don't regard either of these conditions as likely, but we would welcome Fed actions that begin cutting interest rates early in 2007.

MARKETS MAKE LATE-PERIOD CLIMB

Uncertainty about inflation and interest rates often determined investor behavior during the fiscal year. As shown in the chart below, stock markets achieved muted gains within the early months of 2006 before retreating in May and June--a span that was framed by the year's final two Fed rate increases. The growing likelihood and then arrival of the Fed's pause kindled a rally in stocks and also benefited bonds, causing yields to fall. The S&P 500 advanced 16.34% for the fiscal year, and the Lehman Brothers Aggregate Bond Index ended the period with a total return of 5.18%.(2)

The outlook for subdued growth and inflation described above, and the potential for monetary easing by the Fed, lead us to expect that bond yields will continue inching lower in 2007. Any incoming data that sparks recession fears could create some volatility for fixed-income securities. However, we regard corporate and mortgage issues as reasonably valued and believe that they will perform in line with this risk.

Lower bond yields are also among the factors that support the prospects for moderate but positive gains by equities in 2007. Stocks continue to appear attractive relative to bonds and are likely to be assisted by fair valuations, the global flow of funds, and the generally healthy state of corporations. Cyclical economic and valuation indicators also suggest that large-cap stocks could outperform small caps and growth could outperform value. A less restrictive stance by the Fed could also accommodate the appreciation of stock prices.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice.

No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

                                  (FLOW CHART)

Flexible Income Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    2.66%
2004    5.73%
2003   12.08%
2002    1.03%
2001    4.33%
2000    5.10%
1999    8.64%
1998    9.24%
1997   10.25%

INVESTMENT STRATEGY

The WM Strategic Asset Management (SAM) Flexible Income Portfolio ended its 2006 fiscal year invested in 12 underlying funds that provide diversification across 14 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that supported the assessment that stocks appeared more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 26% to 27%. Despite a short-lived stock market retreat during May and June, this addition to equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be slightly ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%,which declines over 5 years (5-5-4-3-2-0%);Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                            Since     Inception
                              1-Year   5-Year   10-Year   Inception      Date
                              ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)          7.28%    5.44%    6.62%      6.89%      7/25/96
   With Sales Charge           2.43%    4.48%    6.13%      6.42%
CLASS B SHARES
   Net Asset Value(2)          6.54%    4.65%    5.99%      6.28%      7/25/96
   With Sales Charge           1.54%    4.31%    5.99%      6.28%
CLASS C SHARES
   Net Asset Value(2)          6.52%    4.65%    5.77%      4.84%       3/1/02
   With Sales Charge           5.52%    4.65%    5.77%      4.84%
Lehman Brothers Aggregate
   Bond Index(3)               5.18%    4.52%    6.26%      6.49%
S&P 500(3)                    16.34%    7.25%    8.64%      9.52%
Capital Market Benchmark(3)    7.36%    5.23%    6.96%      7.31%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 -  OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                           FLEXIBLE INCOME PORTFOLIO
         ------------------------------------------------------------
                                     LEHMAN BROTHERS
                                      AGGREGATE BOND   CAPITAL MARKET
 DATE      NAV      MOP    S&P 500        INDEX           BENCHMARK
------   ------   ------   -------   ---------------   --------------
Oct-96   10,000    9,550    10,000        10,000           10,000
Nov-96   10,289    9,826    10,759        10,171           10,289
Dec-96   10,234    9,774    10,548        10,076           10,172
Jan-97   10,373    9,906    11,203        10,108           10,323
Feb-97   10,402    9,934    11,294        10,133           10,360
Mar-97   10,254    9,792    10,824        10,020           10,182
Apr-97   10,394    9,926    11,470        10,171           10,426
May-97   10,564   10,089    12,175        10,267           10,633
Jun-97   10,685   10,204    12,718        10,390           10,829
Jul-97   11,038   10,541    13,727        10,670           11,235
Aug-97   10,913   10,422    12,964        10,579           11,034
Sep-97   11,103   10,603    13,675        10,736           11,285
Oct-97   11,110   10,610    13,218        10,892           11,341
Nov-97   11,169   10,667    13,830        10,942           11,487
Dec-97   11,287   10,779    14,068        11,052           11,619
Jan-98   11,388   10,876    14,224        11,194           11,764
Feb-98   11,552   11,032    15,249        11,185           11,927
Mar-98   11,690   11,164    16,030        11,223           12,082
Apr-98   11,748   11,219    16,192        11,281           12,156
May-98   11,742   11,214    15,913        11,388           12,208
Jun-98   11,868   11,334    16,560        11,485           12,389
Jul-98   11,797   11,266    16,384        11,509           12,383
Aug-98   11,347   10,837    14,015        11,697           12,186
Sep-98   11,650   11,126    14,913        11,971           12,570
Oct-98   11,838   11,305    16,126        11,907           12,721
Nov-98   12,096   11,551    17,103        11,975           12,933
Dec-98   12,341   11,786    18,088        12,011           13,113
Jan-99   12,576   12,010    18,844        12,096           13,297
Feb-99   12,396   11,838    18,258        11,884           13,028
Mar-99   12,607   12,039    18,988        11,950           13,190
Apr-99   12,865   12,286    19,723        11,988           13,326
May-99   12,762   12,188    19,258        11,883           13,168
Jun-99   12,895   12,315    20,327        11,845           13,280
Jul-99   12,789   12,214    19,692        11,795           13,153
Aug-99   12,714   12,142    19,594        11,789           13,134
Sep-99   12,766   12,191    19,057        11,926           13,184
Oct-99   12,950   12,367    20,263        11,970           13,390
Nov-99   13,123   12,533    20,675        11,969           13,444
Dec-99   13,395   12,792    21,892        11,911           13,550
Jan-00   13,244   12,648    20,793        11,872           13,378
Feb-00   13,388   12,785    20,400        12,015           13,457
Mar-00   13,731   13,113    22,396        12,174           13,862
Apr-00   13,607   12,995    21,722        12,139           13,747
May-00   13,531   12,922    21,276        12,133           13,685
Jun-00   13,754   13,135    21,800        12,385           13,980
Jul-00   13,768   13,148    21,460        12,498           14,039
Aug-00   14,149   13,513    22,792        12,679           14,376
Sep-00   14,071   13,438    21,589        12,759           14,297
Oct-00   14,059   13,426    21,498        12,843           14,360
Nov-00   13,820   13,198    19,804        13,054           14,323
Dec-00   14,078   13,445    19,901        13,297           14,550
Jan-01   14,577   13,921    20,608        13,513           14,843
Feb-01   14,339   13,694    18,728        13,631           14,675
Mar-01   14,128   13,492    17,543        13,699           14,547
Apr-01   14,313   13,669    18,906        13,641           14,725
May-01   14,433   13,784    19,032        13,723           14,815
Jun-01   14,458   13,807    18,570        13,775           14,788
Jul-01   14,604   13,947    18,388        14,084           15,025
Aug-01   14,578   13,922    17,237        14,246           14,975
Sep-01   14,305   13,661    15,844        14,411           14,872
Oct-01   14,576   13,920    16,147        14,712           15,177
Nov-01   14,664   14,005    17,385        14,509           15,242
Dec-01   14,683   14,023    17,538        14,417           15,190
Jan-02   14,694   14,033    17,282        14,533           15,245
Feb-02   14,703   14,041    16,949        14,674           15,304
Mar-02   14,769   14,104    17,586        14,431           15,215
Apr-02   14,782   14,117    16,520        14,711           15,267
May-02   14,823   14,156    16,398        14,836           15,348
Jun-02   14,611   13,954    15,230        14,965           15,236
Jul-02   14,343   13,697    14,042        15,146           15,146
Aug-02   14,498   13,845    14,135        15,402           15,370
Sep-02   14,318   13,673    12,599        15,651           15,235
Oct-02   14,518   13,865    13,707        15,579           15,447
Nov-02   14,817   14,150    14,515        15,575           15,624
Dec-02   14,835   14,167    13,661        15,897           15,699
Jan-03   14,850   14,182    13,303        15,911           15,629
Feb-03   14,908   14,237    13,104        16,131           15,754
Mar-03   14,951   14,278    13,231        16,118           15,774
Apr-03   15,359   14,668    14,321        16,252           16,139
May-03   15,797   15,086    15,076        16,554           16,548
Jun-03   15,868   15,154    15,269        16,521           16,565
Jul-03   15,647   14,943    15,537        15,966           16,177
Aug-03   15,765   15,055    15,840        16,071           16,326
Sep-03   15,992   15,272    15,673        16,497           16,638
Oct-03   16,184   15,455    16,560        16,344           16,703
Nov-03   16,316   15,582    16,705        16,383           16,765
Dec-03   16,626   15,878    17,581        16,550           17,077
Jan-04   16,836   16,078    17,904        16,682           17,249
Feb-04   16,986   16,221    18,153        16,863           17,446
Mar-04   17,046   16,279    17,879        16,989           17,498
Apr-04   16,670   15,919    17,598        16,547           17,080
May-04   16,640   15,891    17,839        16,481           17,071
Jun-04   16,821   16,064    18,185        16,575           17,215
Jul-04   16,745   15,992    17,583        16,739           17,237
Aug-04   16,958   16,195    17,654        17,059           17,515
Sep-04   17,049   16,282    17,844        17,105           17,590
Oct-04   17,218   16,443    18,117        17,249           17,762
Nov-04   17,340   16,559    18,851        17,111           17,792
Dec-04   17,579   16,788    19,492        17,268           18,045
Jan-05   17,486   16,699    19,017        17,377           18,049
Feb-05   17,517   16,729    19,416        17,274           18,040
Mar-05   17,363   16,582    19,072        17,186           17,903
Apr-05   17,394   16,612    18,710        17,418           18,028
May-05   17,659   16,864    19,305        17,606           18,298
Jun-05   17,774   16,974    19,332        17,703           18,384
Jul-05   17,884   17,079    20,051        17,542           18,388
Aug-05   17,963   17,154    19,869        17,767           18,543
Sep-05   17,842   17,039    20,029        17,584           18,420
Oct-05   17,700   16,903    19,695        17,445           18,241
Nov-05   17,921   17,115    20,439        17,521           18,444
Dec-05   18,050   17,238    20,446        17,688           18,586
Jan-06   18,226   17,406    20,987        17,690           18,686
Feb-06   18,274   17,452    21,044        17,748           18,746
Mar-06   18,266   17,444    21,305        17,574           18,645
Apr-06   18,315   17,491    21,590        17,543           18,667
May-06   18,121   17,305    20,969        17,523           18,544
Jun-06   18,154   17,337    20,998        17,560           18,581
Jul-06   18,251   17,430    21,128        17,797           18,804
Aug-06   18,529   17,695    21,631        18,069           19,124
Sep-06   18,742   17,899    22,189        18,228           19,357
Oct-06   18,989   18,135    22,913        18,349           19,586

Performance of other share classes will differ.

See glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes.If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. Through small adjustments in allocations, the Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario.

However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's five underlying equity funds that will be changing management following our acquisition by The
Principal. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2006

Equity/Fixed-Income Allocation:(4)                   27% Equity/73% Fixed Income
Weighted Average Market Capitalization (equities):   $61.5 billion
Weighted Average P/E (equities):(5)                  16.6
Beta:                                                0.31
Portfolio Standard Deviation:                        2.98
S&P 500 Standard Deviation:                          8.14
Portfolio Turnover (for fiscal year):(6)             8%
Aggregate Portfolio Turnover (for fiscal year):(6)   36%
Number of Securities:(7)                             1,564
Total Net Assets:                                    $867.3 million

PORTFOLIO COMPOSITION(4)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        37%        38%       -1%
Investment-Grade Corporate Bonds      19%        17%       +2%
High-Yield Corporate Bonds            10%         8%       +2%
U.S. Government Securities             6%         6%        0%
U.S. Large-Cap Growth Stocks           8%         6%       +2%
U.S. Large-Cap Value Stocks            6%         7%       -1%
U.S. Mid-Cap Growth Stocks             4%         3%       +1%
U.S. Mid-Cap Value Stocks              2%         2%        0%
REITs                                  2%         2%        0%
Convertible Securities                 1%         2%       -1%
Non-U.S. Developed Market Stocks       1%         1%        0%
U.S. Small-Cap Growth Stocks           1%         2%       -1%
U.S. Small-Cap Value Stocks            1%         1%        0%
Cash Equivalents                       2%         5%       -3%

Note: Pages 46 and 47 provide information about those WM Funds in which the Flexible Income Portfolio invests a significant portion of its assets. For additional information about these and other WM Funds, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Portfolio turnover does not reflect turnover of the underlying WM
     Funds. Aggregate portfolio turnover reflects turnover of the underlying WM Funds and the Portfolio itself. It assumes a constant portfolio allocation identical to the Portfolio's actual allocation as of 10/31/ 06.Current portfolio turnover and aggregate portfolio turnover may differ from data shown above.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Conservative Balanced Portfolio*

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    3.80%
2004    7.38%
2003   15.98%
2002   -2.98%
2001    2.20%
2000    3.97%
1999    1.97%
1998    5.28%
1997    8.29%

INVESTMENT STRATEGY

The WM Strategic Asset Management (SAM) Conservative Balanced Portfolio ended its 2006 fiscal year invested in 13 underlying funds that provide diversification across 15 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that supported the assessment that stocks appeared more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 42% to 45%.Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be slightly ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

* As of 8/1/00,the Income Portfolio became the Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                            Since     Inception
                              1-Year   5-Year   10-Year   Inception      Date
                              ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)          9.31%    6.39%    5.23%      5.46%      7/25/96
   With Sales Charge           3.31%    5.19%    4.64%      4.88%
CLASS B SHARES
   Net Asset Value(2)          8.50%    5.58%    4.60%      4.84%      7/25/96
   With Sales Charge           3.49%    5.25%    4.60%      4.84%
CLASS C SHARES
   Net Asset Value(2)          8.57%    5.62%    4.45%      5.81%       3/1/02
   With Sales Charge           7.57%    5.62%    4.45%      5.81%
Lehman Brothers Aggregate
   Bond Index(3)               5.18%    4.52%    6.26%      6.49%
S&P 500(3)                    16.34%    7.25%    8.64%      9.52%
Capital Market Benchmark(3)    9.57%    5.87%    7.55%      8.03%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                        CONSERVATIVE BALANCED PORTFOLIO
         ------------------------------------------------------------
                                     LEHMAN BROTHERS
                                      AGGREGATE BOND   CAPITAL MARKET
 DATE      NAV      MOP    S&P 500        INDEX           BENCHMARK
------   ------   ------   -------   ---------------   --------------
Oct-96   10,000    9,450    10,000        10,000           10,000
Nov-96   10,155    9,597    10,759        10,171           10,406
Dec-96   10,090    9,535    10,548        10,076           10,267
Jan-97   10,095    9,540    11,203        10,108           10,541
Feb-97   10,146    9,588    11,294        10,133           10,590
Mar-97   10,037    9,485    10,824        10,020           10,343
Apr-97   10,149    9,591    11,470        10,171           10,684
May-97   10,240    9,677    12,175        10,267           11,007
Jun-97   10,352    9,782    12,718        10,390           11,283
Jul-97   10,618   10,034    13,727        10,670           11,824
Aug-97   10,525    9,947    12,964        10,579           11,501
Sep-97   10,659   10,073    13,675        10,736           11,856
Oct-97   10,794   10,201    13,218        10,892           11,800
Nov-97   10,826   10,230    13,830        10,942           12,051
Dec-97   10,922   10,321    14,068        11,052           12,207
Jan-98   11,036   10,429    14,224        11,194           12,354
Feb-98   11,028   10,421    15,249        11,185           12,705
Mar-98   11,054   10,446    16,030        11,223           12,991
Apr-98   11,102   10,491    16,192        11,281           13,083
May-98   11,183   10,568    15,913        11,388           13,068
Jun-98   11,253   10,635    16,560        11,485           13,346
Jul-98   11,270   10,650    16,384        11,509           13,306
Aug-98   11,302   10,680    14,015        11,697           12,666
Sep-98   11,430   10,801    14,913        11,971           13,169
Oct-98   11,361   10,736    16,126        11,907           13,556
Nov-98   11,492   10,860    17,103        11,975           13,932
Dec-98   11,499   10,866    18,088        12,011           14,277
Jan-99   11,587   10,950    18,844        12,096           14,577
Feb-99   11,461   10,830    18,258        11,884           14,243
Mar-99   11,538   10,903    18,988        11,950           14,518
Apr-99   11,646   11,006    19,723        11,988           14,771
May-99   11,597   10,959    19,258        11,883           14,553
Jun-99   11,582   10,945    20,327        11,845           14,849
Jul-99   11,569   10,933    19,692        11,795           14,626
Aug-99   11,560   10,924    19,594        11,789           14,592
Sep-99   11,672   11,030    19,057        11,926           14,534
Oct-99   11,691   11,048    20,263        11,970           14,934
Nov-99   11,724   11,079    20,675        11,969           15,055
Dec-99   11,727   11,082    21,892        11,911           15,366
Jan-00   11,714   11,070    20,793        11,872           15,027
Feb-00   11,807   11,157    20,400        12,015           15,022
Mar-00   11,912   11,257    22,396        12,174           15,730
Apr-00   11,893   11,239    21,722        12,139           15,513
May-00   11,850   11,198    21,276        12,133           15,381
Jun-00   12,053   11,390    21,800        12,385           15,724
Jul-00   12,136   11,468    21,460        12,498           15,711
Aug-00   12,551   11,861    22,792        12,679           16,238
Sep-00   12,395   11,713    21,589        12,759           15,957
Oct-00   12,338   11,660    21,498        12,843           15,993
Nov-00   11,950   11,292    19,804        13,054           15,646
Dec-00   12,194   11,524    19,901        13,297           15,851
Jan-01   12,693   11,995    20,608        13,513           16,232
Feb-01   12,323   11,645    18,728        13,631           15,724
Mar-01   12,054   11,391    17,543        13,699           15,373
Apr-01   12,342   11,663    18,906        13,641           15,813
May-01   12,465   11,780    19,032        13,723           15,912
Jun-01   12,473   11,787    18,570        13,775           15,793
Jul-01   12,520   11,832    18,388        14,084           15,943
Aug-01   12,403   11,721    17,237        14,246           15,654
Sep-01   11,974   11,315    15,844        14,411           15,258
Oct-01   12,217   11,545    16,147        14,712           15,567
Nov-01   12,417   11,734    17,385        14,509           15,915
Dec-01   12,462   11,776    17,538        14,417           15,911
Jan-02   12,404   11,722    17,282        14,533           15,895
Feb-02   12,360   11,680    16,949        14,674           15,864
Mar-02   12,519   11,831    17,586        14,431           15,945
Apr-02   12,426   11,743    16,520        14,711           15,744
May-02   12,440   11,756    16,398        14,836           15,779
Jun-02   12,147   11,478    15,230        14,965           15,411
Jul-02   11,787   11,139    14,042        15,146           15,043
Aug-02   11,893   11,239    14,135        15,402           15,236
Sep-02   11,559   10,923    12,599        15,651           14,721
Oct-02   11,841   11,190    13,707        15,579           15,198
Nov-02   12,189   11,519    14,515        15,575           15,553
Dec-02   12,089   11,424    13,661        15,897           15,381
Jan-03   12,063   11,399    13,303        15,911           15,228
Feb-03   12,063   11,399    13,104        16,131           15,263
Mar-03   12,097   11,432    13,231        16,118           15,315
Apr-03   12,521   11,832    14,321        16,252           15,896
May-03   12,984   12,270    15,076        16,554           16,408
Jun-03   13,065   12,346    15,269        16,521           16,472
Jul-03   12,968   12,255    15,537        15,966           16,256
Aug-03   13,105   12,385    15,840        16,071           16,448
Sep-03   13,267   12,537    15,673        16,497           16,640
Oct-03   13,543   12,798    16,560        16,344           16,925
Nov-03   13,681   12,928    16,705        16,383           17,009
Dec-03   14,020   13,249    17,581        16,550           17,470
Jan-04   14,215   13,433    17,904        16,682           17,683
Feb-04   14,354   13,565    18,153        16,863           17,896
Mar-04   14,390   13,599    17,879        16,989           17,869
Apr-04   14,040   13,268    17,598        16,547           17,477
May-04   14,068   13,295    17,839        16,481           17,532
Jun-04   14,257   13,473    18,185        16,575           17,728
Jul-04   14,089   13,314    17,583        16,739           17,598
Aug-04   14,244   13,460    17,654        17,059           17,829
Sep-04   14,376   13,586    17,844        17,105           17,934
Oct-04   14,532   13,733    18,117        17,249           18,135
Nov-04   14,773   13,960    18,851        17,111           18,342
Dec-04   15,058   14,230    19,492        17,268           18,692
Jan-05   14,886   14,068    19,017        17,377           18,580
Feb-05   14,986   14,162    19,416        17,274           18,671
Mar-05   14,826   14,010    19,072        17,186           18,482
Apr-05   14,798   13,984    18,710        17,418           18,492
May-05   15,070   14,241    19,305        17,606           18,847
Jun-05   15,180   14,345    19,332        17,703           18,920
Jul-05   15,382   14,536    20,051        17,542           19,098
Aug-05   15,425   14,577    19,869        17,767           19,174
Sep-05   15,376   14,530    20,029        17,584           19,119
Oct-05   15,230   14,393    19,695        17,445           18,901
Nov-05   15,506   14,653    20,439        17,521           19,237
Dec-05   15,628   14,769    20,446        17,688           19,349
Jan-06   15,907   15,032    20,987        17,690           19,556
Feb-06   15,907   15,032    21,044        17,748           19,617
Mar-06   15,989   15,110    21,305        17,574           19,599
Apr-06   16,063   15,180    21,590        17,543           19,683
May-06   15,783   14,915    20,969        17,523           19,443
Jun-06   15,796   14,928    20,998        17,560           19,478
Jul-06   15,856   14,984    21,128        17,797           19,685
Aug-06   16,139   15,251    21,631        18,069           20,053
Sep-06   16,350   15,451    22,189        18,228           20,365
Oct-06   16,649   15,733    22,913        18,349           20,712

Performance of other share classes will differ.

See glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March, we slightly expanded the Portfolio's exposure to emerging market stocks. This timing missed some of the period's impressive appreciation by emerging market equities, but the Portfolio's small core position can provide broader diversification going forward.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. Through small adjustments in allocations, the Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management following our acquisition by The Principal. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2006

Equity/Fixed-Income Allocation:(4)                   45% Equity/55% Fixed Income
Weighted Average Market Capitalization (equities):   $62.0 billion
Weighted Average P/E (equities):(5)                  16.6
Beta:                                                0.48
Portfolio Standard Deviation:                        3.90
S&P 500 Standard Deviation:                          8.14
Portfolio Turnover (for fiscal year):(6)             13%
Aggregate Portfolio Turnover (for fiscal year):(6)   46%
Number of Securities:(7)                             2,093
Total Net Assets:                                    $647.6 million

PORTFOLIO COMPOSITION (4)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        30%        31%       -1%
Investment-Grade Corporate Bonds      12%        11%       +1%
High-Yield Corporate Bonds             8%         6%       +2%
U.S. Government Securities             4%         5%       -1%
U.S. Large-Cap Growth Stocks          13%        10%       +3%
U.S. Large-Cap Value Stocks            9%        11%       -2%
U.S. Mid-Cap Growth Stocks             6%         5%       +1%
Non-U.S. Developed Market Stocks       5%         5%        0%
U.S. Mid-Cap Value Stocks              3%         3%        0%
REITs                                  3%         3%        0%
U.S. Small-Cap Growth Stocks           2%         2%        0%
U.S. Small-Cap Value Stocks            1%         1%        0%
Emerging Market Stocks                 1%         1%        0%
Convertible Securities                 1%         2%       -1%
Cash Equivalents                       2%         4%       -2%

Note: Page 46 provides information about a WM Fund in which the Conservative Balanced Portfolio invests a significant portion of its assets. For additional information about this and other WM Funds, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6) Portfolio turnover does not reflect turnover of the underlying WM Funds. Aggregate portfolio turnover reflects turnover of the underlying WM Funds and the Portfolio itself. It assumes a constant portfolio allocation identical to the Portfolio's actual allocation as of 10/31/ 06. Current portfolio turnover and aggregate portfolio turnover may differ from data shown above.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Balanced Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005    5.21%
2004    9.23%
2003   21.34%
2002   -9.41%
2001   -0.51%
2000    0.13%
1999   26.97%
1998   16.27%
1997   10.22%

INVESTMENT STRATEGY

The WM Strategic Asset Management (SAM) Balanced Portfolio ended its 2006 fiscal year invested in 13 underlying funds that provide diversification across 15 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that supported the assessment that stocks appeared more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 62% to 66%. Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be slightly ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)         11.26%    7.21%    8.51%         8.75%            7/25/96
   With Sales Charge           5.11%    5.99%    7.89%         8.15%
CLASS B SHARES
   Net Asset Value(2)         10.44%    6.38%    7.85%         8.11%            7/25/96
   With Sales Charge           5.44%    6.06%    7.85%         8.11%
CLASS C SHARES
   Net Asset Value(2)         10.47%    6.40%    7.66%         6.61%             3/1/02
   With Sales Charge           9.47%    6.40%    7.66%         6.61%
S&P 500(3)                    16.34%    7.25%    8.64%         9.52%
Lehman Brothers Aggregate
   Bond Index(3)               5.18%    4.52%    6.26%         6.49%
Capital Market Benchmark(3)   11.80%    6.42%    8.03%         8.63%

                               (PERFORMANCE GRAPH)

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                                 BALANCED PORTFOLIO
         -----------------------------------------------------------------
                                        LEHMAN BROTHERS     CAPITAL MARKET
 DATE      NAV      MOP    S&P 500   AGGREGATE BOND INDEX      BENCHMARK
------   ------   ------   -------   --------------------   --------------
Oct-96   10,000    9,450    10,000          10,000              10,000
Nov-96   10,335    9,767    10,759          10,171              10,524
Dec-96   10,266    9,702    10,548          10,076              10,361
Jan-97   10,430    9,857    11,203          10,108              10,760
Feb-97   10,389    9,817    11,294          10,133              10,823
Mar-97   10,118    9,561    10,824          10,020              10,505
Apr-97   10,316    9,748    11,470          10,171              10,944
May-97   10,749   10,158    12,175          10,267              11,388
Jun-97   10,993   10,388    12,718          10,390              11,747
Jul-97   11,548   10,913    13,727          10,670              12,433
Aug-97   11,180   10,565    12,964          10,579              11,976
Sep-97   11,556   10,920    13,675          10,736              12,440
Oct-97   11,217   10,600    13,218          10,892              12,264
Nov-97   11,232   10,614    13,830          10,942              12,627
Dec-97   11,309   10,687    14,068          11,052              12,809
Jan-98   11,450   10,821    14,224          11,194              12,960
Feb-98   11,989   11,329    15,249          11,185              13,517
Mar-98   12,371   11,691    16,030          11,223              13,951
Apr-98   12,511   11,823    16,192          11,281              14,064
May-98   12,349   11,670    15,913          11,388              13,972
Jun-98   12,566   11,874    16,560          11,485              14,361
Jul-98   12,436   11,752    16,384          11,509              14,282
Aug-98   11,139   10,526    14,015          11,697              13,136
Sep-98   11,502   10,870    14,913          11,971              13,764
Oct-98   11,958   11,300    16,126          11,907              14,407
Nov-98   12,465   11,779    17,103          11,975              14,963
Dec-98   13,150   12,427    18,088          12,011              15,499
Jan-99   13,630   12,880    18,844          12,096              15,931
Feb-99   13,315   12,583    18,258          11,884              15,524
Mar-99   13,856   13,094    18,988          11,950              15,930
Apr-99   14,356   13,567    19,723          11,988              16,321
May-99   14,012   13,241    19,258          11,883              16,032
Jun-99   14,572   13,771    20,327          11,845              16,545
Jul-99   14,375   13,585    19,692          11,795              16,207
Aug-99   14,345   13,556    19,594          11,789              16,155
Sep-99   14,471   13,675    19,057          11,926              15,965
Oct-99   14,966   14,143    20,263          11,970              16,594
Nov-99   15,572   14,716    20,675          11,969              16,796
Dec-99   16,697   15,778    21,892          11,911              17,357
Jan-00   16,341   15,442    20,793          11,872              16,810
Feb-00   16,916   15,986    20,400          12,015              16,701
Mar-00   17,556   16,590    22,396          12,174              17,770
Apr-00   17,064   16,126    21,722          12,139              17,429
May-00   16,788   15,864    21,276          12,133              17,211
Jun-00   17,142   16,199    21,800          12,385              17,609
Jul-00   16,955   16,023    21,460          12,498              17,508
Aug-00   17,733   16,758    22,792          12,679              18,263
Sep-00   17,340   16,386    21,589          12,759              17,730
Oct-00   17,229   16,281    21,498          12,843              17,731
Nov-00   16,343   15,444    19,804          13,054              17,010
Dec-00   16,719   15,799    19,901          13,297              17,187
Jan-01   17,558   16,593    20,608          13,513              17,664
Feb-01   16,710   15,791    18,728          13,631              16,760
Mar-01   16,119   15,232    17,543          13,699              16,157
Apr-01   16,731   15,811    18,906          13,641              16,882
May-01   16,952   16,020    19,032          13,723              16,990
Jun-01   16,981   16,047    18,570          13,775              16,767
Jul-01   16,874   15,946    18,388          14,084              16,819
Aug-01   16,521   15,613    17,237          14,246              16,264
Sep-01   15,632   14,773    15,844          14,411              15,552
Oct-01   15,976   15,098    16,147          14,712              15,860
Nov-01   16,456   15,551    17,385          14,509              16,502
Dec-01   16,635   15,720    17,538          14,417              16,547
Jan-02   16,392   15,491    17,282          14,533              16,456
Feb-02   16,194   15,303    16,949          14,674              16,329
Mar-02   16,620   15,706    17,586          14,431              16,589
Apr-02   16,262   15,368    16,520          14,711              16,114
May-02   16,220   15,328    16,398          14,836              16,098
Jun-02   15,630   14,770    15,230          14,965              15,466
Jul-02   14,868   14,051    14,042          15,146              14,818
Aug-02   14,983   14,159    14,135          15,402              14,976
Sep-02   14,256   13,472    12,599          15,651              14,097
Oct-02   14,805   13,991    13,707          15,579              14,816
Nov-02   15,397   14,551    14,515          15,575              15,337
Dec-02   15,068   14,239    13,661          15,897              14,923
Jan-03   14,936   14,115    13,303          15,911              14,694
Feb-03   14,849   14,032    13,104          16,131              14,642
Mar-03   14,867   14,050    13,231          16,118              14,723
Apr-03   15,585   14,728    14,321          16,252              15,500
May-03   16,332   15,434    15,076          16,554              16,106
Jun-03   16,489   15,582    15,269          16,521              16,217
Jul-03   16,533   15,624    15,537          15,966              16,170
Aug-03   16,798   15,874    15,840          16,071              16,401
Sep-03   16,919   15,988    15,673          16,497              16,470
Oct-03   17,480   16,519    16,560          16,344              16,968
Nov-03   17,716   16,742    16,705          16,383              17,073
Dec-03   18,285   17,279    17,581          16,550              17,679
Jan-04   18,612   17,589    17,904          16,682              17,930
Feb-04   18,806   17,772    18,153          16,863              18,158
Mar-04   18,808   17,773    17,879          16,989              18,047
Apr-04   18,330   17,322    17,598          16,547              17,690
May-04   18,435   17,421    17,839          16,481              17,806
Jun-04   18,761   17,729    18,185          16,575              18,054
Jul-04   18,343   17,334    17,583          16,739              17,767
Aug-04   18,508   17,490    17,654          17,059              17,944
Sep-04   18,730   17,700    17,844          17,105              18,081
Oct-04   18,970   17,927    18,117          17,249              18,307
Nov-04   19,495   18,423    18,851          17,111              18,693
Dec-04   19,977   18,878    19,492          17,268              19,144
Jan-05   19,629   18,550    19,017          17,377              18,912
Feb-05   19,857   18,765    19,416          17,274              19,105
Mar-05   19,619   18,540    19,072          17,186              18,862
Apr-05   19,468   18,397    18,710          17,418              18,749
May-05   19,952   18,855    19,305          17,606              19,188
Jun-05   20,108   19,002    19,332          17,703              19,247
Jul-05   20,581   19,449    20,051          17,542              19,607
Aug-05   20,581   19,449    19,869          17,767              19,599
Sep-05   20,566   19,435    20,029          17,584              19,613
Oct-05   20,337   19,219    19,695          17,445              19,354
Nov-05   20,871   19,724    20,439          17,521              19,828
Dec-05   21,019   19,863    20,446          17,688              19,908
Jan-06   21,543   20,358    20,987          17,690              20,224
Feb-06   21,481   20,300    21,044          17,748              20,283
Mar-06   21,727   20,532    21,305          17,574              20,356
Apr-06   21,866   20,663    21,590          17,543              20,505
May-06   21,293   20,122    20,969          17,523              20,142
Jun-06   21,297   20,125    20,998          17,560              20,176
Jul-06   21,296   20,125    21,128          17,797              20,359
Aug-06   21,747   20,551    21,631          18,069              20,775
Sep-06   22,081   20,866    22,189          18,228              21,169
Oct-06   22,626   21,382    22,913          18,349              21,635

Performance of other share classes will differ.

See glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March, we expanded the Portfolio's exposure to emerging market stocks. This timing missed some of the period's impressive appreciation by emerging market equities, but the Portfolio's core position can provide broader diversification going forward.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. Through small adjustments in allocations, the Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management following our acquisition by The Principal. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2006

Equity/Fixed-Income Allocation:(4)                   66% Equity/34% Fixed Income
Weighted Average Market Capitalization (equities):   $61.7 billion
Weighted Average P/E (equities):(5)                  16.7
Beta:                                                0.70
Portfolio Standard Deviation:                        5.32
S&P 500 Standard Deviation:                          8.14
Portfolio Turnover (for fiscal year):(6)             10%
Aggregate Portfolio Turnover (for fiscal             47%
   year):(6)
Number of Securities:(7)                             2,093
Total Net Assets:                                    $4.7 billion

PORTFOLIO COMPOSITION (4)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          19%        15%      +4%
U.S. Large-Cap Value Stocks           14%        16%      -2%
U.S. Mid-Cap Growth Stocks             9%         7%      +2%
Non-U.S. Developed Market Stocks       8%         8%       0%
REITs                                  4%         4%       0%
U.S. Mid-Cap Value Stocks              4%         5%      -1%
U.S. Small-Cap Growth Stocks           3%         3%       0%
U.S. Small-Cap Value Stocks            2%         2%       0%
Emerging Market Stocks                 2%         1%      +1%
Convertible Securities                 1%         1%       0%
Mortgage- & Asset-Backed Bonds        18%        19%      -1%
High-Yield Corporate Bonds             6%         5%      +1%
Investment-Grade Corporate Bonds       5%         5%       0%
U.S. Government Securities             2%         3%      -1%
Cash Equivalents                       3%         6%      -3%

Note: For information about underlying WM Funds of the SAM Portfolios, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Portfolio turnover does not reflect turnover of the underlying WM
     Funds. Aggregate portfolio turnover reflects turnover of the underlying WM Funds and the Portfolio itself. It assumes a constant portfolio allocation identical to the Portfolio's actual allocation as of 10/31/06. Current portfolio turnover and aggregate portfolio turnover may differ from data shown above.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Conservative Growth Portfolio

ANNUL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     6.24%
2004    10.88%
2003    26.97%
2002   -15.70%
2001    -4.20%
2000    -2.96%
1999    40.28%
1998    18.82%
1997     8.65%

INVESTMENT STRATEGY

The WM Strategic Asset Management (SAM) Conservative Growth Portfolio ended its 2006 fiscal year invested in 12 underlying funds that provide diversification across 14 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that supported the assessment that stocks appeared more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 81% to 84%. Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be slightly ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C s hares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF OCTOBER 31, 2006

                                                                        Since     Inception
                                          1-Year   5-Year   10-Year   Inception      Date
                                          ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)                     13.07%    7.81%    8.99%      9.22%      7/25/96
   With Sales Charge                       6.88%    6.60%    8.37%      8.62%
CLASS B SHARES
   Net Asset Value(2)                     12.19%    6.98%    8.29%      8.55%      7/25/96
   With Sales Charge                       7.19%    6.67%    8.29%      8.55%
CLASS C SHARES
   Net Asset Value(2)                     12.21%    7.00%    8.10%      7.19%       3/1/02
   With Sales Charge                      11.21%    7.00%    8.10%      7.19%
S&P 500(3)                                16.34%    7.25%    8.64%      9.52%
Lehman Brothers Aggregate Bond Index(3)    5.18%    4.52%    6.26%      6.49%
Capital Market Benchmark(3)               14.06%    6.88%    8.39%      9.13%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                            CONSERVATIVE GROWTH PORTFOLIO
         -------------------------------------------------------------------
                                        Lehman Brothers          Capital
 DATE      NAV      MOP    S&P 500   Aggregate Bond Index   Market Benchmark
------   ------   ------   -------   --------------------   ----------------
Oct-96   10,000    9,450    10,000           10,000              10,000
Nov-96   10,306    9,740    10,759           10,171              10,641
Dec-96   10,252    9,688    10,548           10,076              10,455
Jan-97   10,370    9,799    11,203           10,108              10,981
Feb-97   10,218    9,656    11,294           10,133              11,058
Mar-97    9,805    9,266    10,824           10,020              10,665
Apr-97    9,966    9,418    11,470           10,171              11,207
May-97   10,590   10,008    12,175           10,267              11,778
Jun-97   10,932   10,331    12,718           10,390              12,227
Jul-97   11,485   10,854    13,727           10,670              13,070
Aug-97   11,052   10,445    12,964           10,579              12,466
Sep-97   11,565   10,929    13,675           10,736              13,049
Oct-97   11,103   10,492    13,218           10,892              12,739
Nov-97   11,093   10,483    13,830           10,942              13,223
Dec-97   11,134   10,521    14,068           11,052              13,431
Jan-98   11,262   10,642    14,224           11,194              13,585
Feb-98   11,975   11,316    15,249           11,185              14,366
Mar-98   12,464   11,779    16,030           11,223              14,963
Apr-98   12,624   11,930    16,192           11,281              15,100
May-98   12,316   11,638    15,913           11,388              14,920
Jun-98   12,593   11,900    16,560           11,485              15,430
Jul-98   12,349   11,669    16,384           11,509              15,305
Aug-98   10,562    9,981    14,015           11,697              13,585
Sep-98   11,082   10,473    14,913           11,971              14,344
Oct-98   11,668   11,026    16,126           11,907              15,262
Nov-98   12,337   11,659    17,103           11,975              16,019
Dec-98   13,232   12,504    18,088           12,011              16,767
Jan-99   13,901   13,137    18,844           12,096              17,353
Feb-99   13,537   12,793    18,258           11,884              16,860
Mar-99   14,347   13,558    18,988           11,950              17,418
Apr-99   15,028   14,202    19,723           11,988              17,968
May-99   14,582   13,780    19,258           11,883              17,598
Jun-99   15,368   14,523    20,327           11,845              18,369
Jul-99   15,088   14,258    19,692           11,795              17,895
Aug-99   15,052   14,224    19,594           11,789              17,822
Sep-99   15,195   14,359    19,057           11,926              17,472
Oct-99   15,930   15,054    20,263           11,970              18,370
Nov-99   16,832   15,906    20,675           11,969              18,668
Dec-99   18,562   17,541    21,892           11,911              19,530
Jan-00   18,122   17,126    20,793           11,872              18,732
Feb-00   19,025   17,978    20,400           12,015              18,494
Mar-00   19,890   18,796    22,396           12,174              19,990
Apr-00   19,061   18,013    21,722           12,139              19,496
May-00   18,573   17,552    21,276           12,133              19,174
Jun-00   19,013   17,968    21,800           12,385              19,633
Jul-00   18,696   17,667    21,460           12,498              19,423
Aug-00   19,758   18,671    22,792           12,679              20,444
Sep-00   19,147   18,094    21,589           12,759              19,606
Oct-00   18,940   17,899    21,498           12,843              19,565
Nov-00   17,548   16,583    19,804           13,054              18,395
Dec-00   18,011   17,021    19,901           13,297              18,535
Jan-01   19,080   18,030    20,608           13,513              19,120
Feb-01   17,776   16,799    18,728           13,631              17,759
Mar-01   16,865   15,937    17,543           13,699              16,876
Apr-01   17,868   16,885    18,906           13,641              17,911
May-01   18,129   17,132    19,032           13,723              18,029
Jun-01   18,136   17,139    18,570           13,775              17,692
Jul-01   17,822   16,842    18,388           14,084              17,632
Aug-01   17,193   16,248    17,237           14,246              16,789
Sep-01   15,835   14,964    15,844           14,411              15,743
Oct-01   16,229   15,337    16,147           14,712              16,048
Nov-01   16,992   16,057    17,385           14,509              16,989
Dec-01   17,255   16,306    17,538           14,417              17,086
Jan-02   16,858   15,931    17,282           14,533              16,913
Feb-02   16,503   15,595    16,949           14,674              16,685
Mar-02   17,158   16,214    17,586           14,431              17,132
Apr-02   16,527   15,618    16,520           14,711              16,368
May-02   16,444   15,539    16,398           14,836              16,299
Jun-02   15,587   14,730    15,230           14,965              15,398
Jul-02   14,527   13,728    14,042           15,146              14,475
Aug-02   14,610   13,806    14,135           15,402              14,600
Sep-02   13,609   12,861    12,599           15,651              13,378
Oct-02   14,328   13,540    13,707           15,579              14,308
Nov-02   15,060   14,232    14,515           15,575              14,980
Dec-02   14,546   13,746    13,661           15,897              14,338
Jan-03   14,352   13,562    13,303           15,911              14,039
Feb-03   14,169   13,390    13,104           16,131              13,910
Mar-03   14,185   13,405    13,231           16,118              14,016
Apr-03   15,066   14,237    14,321           16,252              14,963
May-03   15,961   15,083    15,076           16,554              15,650
Jun-03   16,162   15,273    15,269           16,521              15,804
Jul-03   16,357   15,458    15,537           15,966              15,920
Aug-03   16,680   15,762    15,840           16,071              16,190
Sep-03   16,736   15,816    15,673           16,497              16,138
Oct-03   17,494   16,532    16,560           16,344              16,838
Nov-03   17,776   16,798    16,705           16,383              16,964
Dec-03   18,469   17,453    17,581           16,550              17,711
Jan-04   18,852   17,815    17,904           16,682              18,000
Feb-04   19,091   18,041    18,153           16,863              18,239
Mar-04   19,049   18,001    17,879           16,989              18,046
Apr-04   18,527   17,508    17,598           16,547              17,724
May-04   18,698   17,669    17,839           16,481              17,905
Jun-04   19,094   18,044    18,185           16,575              18,204
Jul-04   18,471   17,456    17,583           16,739              17,758
Aug-04   18,599   17,576    17,654           17,059              17,882
Sep-04   18,882   17,843    17,844           17,105              18,047
Oct-04   19,150   18,097    18,117           17,249              18,298
Nov-04   19,883   18,790    18,851           17,111              18,861
Dec-04   20,482   19,355    19,492           17,268              19,408
Jan-05   19,996   18,897    19,017           17,377              19,055
Feb-05   20,324   19,207    19,416           17,274              19,352
Mar-05   20,040   18,938    19,072           17,186              19,058
Apr-05   19,769   18,682    18,710           17,418              18,820
May-05   20,368   19,248    19,305           17,606              19,339
Jun-05   20,554   19,423    19,332           17,703              19,382
Jul-05   21,209   20,043    20,051           17,542              19,923
Aug-05   21,152   19,989    19,869           17,767              19,829
Sep-05   21,194   20,029    20,029           17,584              19,916
Oct-05   20,909   19,759    19,695           17,445              19,620
Nov-05   21,636   20,446    20,439           17,521              20,230
Dec-05   21,759   20,562    20,446           17,688              20,274
Jan-06   22,449   21,215    20,987           17,690              20,704
Feb-06   22,334   21,106    21,044           17,748              20,762
Mar-06   22,708   21,459    21,305           17,574              20,928
Apr-06   22,895   21,636    21,590           17,543              21,146
May-06   22,119   20,902    20,969           17,523              20,655
Jun-06   22,119   20,902    20,998           17,560              20,686
Jul-06   22,047   20,835    21,128           17,797              20,843
Aug-06   22,565   21,324    21,631           18,069              21,304
Sep-06   22,953   21,691    22,189           18,228              21,781
Oct-06   23,644   22,343    22,913           18,349              22,378

Performance of other share classes will differ.

See glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March, we expanded the Portfolio's exposure to emerging market stocks. This timing missed some of the period's impressive appreciation by emerging market equities, but the Portfolio's core position can provide broader diversification going forward.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. Through small adjustments in allocations, the Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management following our acquisition by The Principal. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2006

Equity/Fixed-Income Allocation:(4)                   84% Equity/16% Fixed Income
Weighted Average Market Capitalization (equities):   $61.4 billion
Weighted Average P/E (equities):(5)                  16.6
Beta:                                                0.91
Portfolio Standard Deviation:                        6.80
S&P 500 Standard Deviation:                          8.14
Portfolio Turnover (for fiscal year):(6)             11%
Aggregate Portfolio Turnover (for fiscal year):(6)   52%
Number of Securities:(7)                             2,003
Total Net Assets:                                    $3.8 billion

PORTFOLIO COMPOSITION (4)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          24%        20%       +4%
U.S. Large-Cap Value Stocks           18%        20%       -2%
U.S. Mid-Cap Growth Stocks            12%        10%       +2%
Non-U.S. Developed Market Stocks      10%        10%        0%
U.S. Mid-Cap Value Stocks              5%         7%       -2%
REITs                                  5%         5%        0%
U.S. Small-Cap Growth Stocks           4%         4%        0%
U.S. Small-Cap Value Stocks            3%         3%        0%
Emerging Market Stocks                 3%         1%       +2%
Convertible Securities                 0%         1%       -1%
Mortgage- & Asset-Backed Bonds         8%         9%       -1%
High-Yield Corporate Bonds             3%         3%        0%
Investment-Grade Corporate Bonds       2%         2%        0%
U.S. Government Securities             1%         1%        0%
Cash Equivalents                       2%         4%       -2%

Note: For information about the underlying WM Funds of the SAM Portfolios, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Portfolio turnover does not reflect turnover of the underlying WM
     Funds. Aggregate portfolio turnover reflects turnover of the underlying WM Funds and the Portfolio itself. It assumes a constant portfolio allocation identical to the Portfolio's actual allocation as of 10/31/ 06. Current portfolio turnover and aggregate portfolio turnover may differ from data shown above.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Strategic Growth Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2005     6.98%
2004    11.92%
2003    31.27%
2002   -20.85%
2001    -6.69%
2000   - 4.43%
1999    44.48%
1998    22.63%
1997    12.38%

INVESTMENT STRATEGY

The WM Strategic Asset Management (SAM) Strategic Growth Portfolio ended its 2006 fiscal year invested in 10 underlying funds that provide diversification across 12 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that supported the assessment that stocks appeared more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 92% to 94%. Despite a short-lived stock market retreat during May and June, this addition to equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be slightly ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%;Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%);Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF OCTOBER 31, 2006

                                                         Since     Inception
                           1-Year   5-Year   10-Year   Inception      Date
                           ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)      13.99%    8.01%    9.65%      9.96%      7/25/96
   With Sales Charge        7.73%    6.80%    9.03%      9.36%
CLASS B SHARES
   Net Asset Value(2)      13.16%    7.19%    8.99%      9.33%      7/25/96
   With Sales Charge        8.16%    6.89%    8.99%      9.33%
CLASS C SHARES
   Net Asset Value(2)      13.12%    7.22%    8.73%      7.38%       3/1/02
   With Sales Charge       12.12%    7.22%    8.73%      7.38%
S&P 500(3)                 16.34%    7.25%    8.64%      9.52%
Russell 3000(R) Index(3)   16.37%    8.35%    8.89%      9.74%

VALUE OF A $10,000 INVESTMENT(1) OCTOBER 31, 1996 - OCTOBER 31, 2006

                              (PERFORMANCE GRAPH)

                   STRATEGIC GROWTH PORTFOLIO
         ----------------------------------------------
 DATE     NAV       MOP    Russell 3000 Index   S&P 500
------   ------   ------   ------------------   -------
Oct-96   10,000    9,450         10,000          10,000
Nov-96   10,492    9,915         10,705          10,759
Dec-96   10,417    9,844         10,577          10,548
Jan-97   10,708   10,119         11,161          11,203
Feb-97   10,557    9,976         11,174          11,294
Mar-97   10,076    9,521         10,669          10,824
Apr-97   10,276    9,711         11,195          11,470
May-97   10,948   10,346         11,959          12,175
Jun-97   11,300   10,678         12,457          12,718
Jul-97   12,042   11,380         13,433          13,727
Aug-97   11,590   10,953         12,888          12,964
Sep-97   12,142   11,474         13,619          13,675
Oct-97   11,631   10,991         13,161          13,218
Nov-97   11,672   11,030         13,665          13,830
Dec-97   11,707   11,063         13,938          14,068
Jan-98   11,846   11,194         14,011          14,224
Feb-98   12,757   12,055         15,013          15,249
Mar-98   13,358   12,623         15,757          16,030
Apr-98   13,539   12,795         15,912          16,192
May-98   13,143   12,420         15,519          15,913
Jun-98   13,571   12,825         16,043          16,560
Jul-98   13,250   12,521         15,751          16,384
Aug-98   11,148   10,535         13,338          14,015
Sep-98   11,845   11,193         14,248          14,913
Oct-98   12,509   11,821         15,329          16,126
Nov-98   13,239   12,511         16,267          17,103
Dec-98   14,355   13,565         17,302          18,088
Jan-99   15,216   14,379         17,890          18,844
Feb-99   14,767   13,955         17,257          18,258
Mar-99   15,653   14,792         17,890          18,988
Apr-99   16,444   15,539         18,697          19,723
May-99   15,901   15,027         18,342          19,258
Jun-99   16,846   15,919         19,268          20,327
Jul-99   16,418   15,515         18,684          19,692
Aug-99   16,406   15,504         18,471          19,594
Sep-99   16,562   15,651         17,998          19,057
Oct-99   17,458   16,498         19,127          20,263
Nov-99   18,581   17,559         19,663          20,675
Dec-99   20,740   19,599         20,917          21,892
Jan-00   20,308   19,191         20,097          20,793
Feb-00   21,590   20,402         20,284          20,400
Mar-00   22,540   21,300         21,872          22,396
Apr-00   21,356   20,182         21,102          21,722
May-00   20,739   19,599         20,509          21,276
Jun-00   21,355   20,181         21,116          21,800
Jul-00   20,888   19,739         20,743          21,460
Aug-00   22,256   21,032         22,282          22,792
Sep-00   21,405   20,228         21,272          21,589
Oct-00   21,097   19,937         20,970          21,498
Nov-00   19,247   18,188         19,037          19,804
Dec-00   19,821   18,730         19,357          19,901
Jan-01   21,137   19,974         20,019          20,608
Feb-01   19,363   18,298         18,189          18,728
Mar-01   18,163   17,164         17,003          17,543
Apr-01   19,570   18,494         18,367          18,906
May-01   19,897   18,803         18,514          19,032
Jun-01   19,949   18,852         18,173          18,570
Jul-01   19,374   18,309         17,873          18,388
Aug-01   18,501   17,483         16,819          17,237
Sep-01   16,610   15,696         15,335          15,844
Oct-01   17,080   16,141         15,693          16,147
Nov-01   18,084   17,090         16,901          17,385
Dec-01   18,491   17,474         17,139          17,538
Jan-02   17,905   16,920         16,925          17,282
Feb-02   17,400   16,443         16,580          16,949
Mar-02   18,314   17,306         17,306          17,586
Apr-02   17,455   16,495         16,397          16,520
May-02   17,305   16,353         16,207          16,398
Jun-02   16,200   15,309         15,040          15,230
Jul-02   14,809   13,994         13,844          14,042
Aug-02   14,864   14,046         13,910          14,135
Sep-02   13,568   12,821         12,448          12,599
Oct-02   14,440   13,646         13,438          13,707
Nov-02   15,327   14,484         14,252          14,515
Dec-02   14,635   13,830         13,446          13,661
Jan-03   14,375   13,584         13,117          13,303
Feb-03   14,100   13,325         12,900          13,104
Mar-03   14,114   13,338         13,036          13,231
Apr-03   15,118   14,286         14,101          14,321
May-03   16,163   15,274         14,953          15,076
Jun-03   16,410   15,507         15,154          15,269
Jul-03   16,753   15,831         15,502          15,537
Aug-03   17,138   16,196         15,846          15,840
Sep-03   17,124   16,183         15,673          15,673
Oct-03   18,087   17,092         16,621          16,560
Nov-03   18,403   17,391         16,851          16,705
Dec-03   19,215   18,158         17,621          17,581
Jan-04   19,668   18,587         17,989          17,904
Feb-04   19,916   18,821         18,232          18,153
Mar-04   19,834   18,743         18,015          17,879
Apr-04   19,298   18,237         17,642          17,598
May-04   19,518   18,445         17,898          17,839
Jun-04   19,987   18,887         18,254          18,185
Jul-04   19,217   18,160         17,564          17,583
Aug-04   19,300   18,238         17,636          17,654
Sep-04   19,643   18,563         17,907          17,844
Oct-04   19,918   18,823         18,201          18,117
Nov-04   20,827   19,681         19,047          18,851
Dec-04   21,508   20,325         19,726          19,492
Jan-05   20,929   19,778         19,201          19,017
Feb-05   21,329   20,156         19,623          19,416
Mar-05   21,011   19,855         19,292          19,072
Apr-05   20,639   19,504         18,873          18,710
May-05   21,343   20,169         19,588          19,305
Jun-05   21,563   20,377         19,725          19,332
Jul-05   22,348   21,119         20,534          20,051
Aug-05   22,265   21,040         20,339          19,869
Sep-05   22,334   21,106         20,516          20,029
Oct-05   22,031   20,819         20,132          19,695
Nov-05   22,871   21,613         20,916          20,439
Dec-05   23,008   21,743         20,934          20,446
Jan-06   23,826   22,515         21,634          20,987
Feb-06   23,687   22,385         21,672          21,044
Mar-06   24,159   22,830         22,047          21,305
Apr-06   24,366   23,026         22,286          21,590
May-06   23,452   22,162         21,572          20,969
Jun-06   23,438   22,149         21,611          20,998
Jul-06   23,300   22,018         21,592          21,128
Aug-06   23,881   22,568         22,121          21,631
Sep-06   24,325   22,987         22,616          22,189
Oct-06   25,115   23,733         23,430          22,913

Performance of other share classes will differ.

See glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Other asset classes that drove Portfolio per-formance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March, we expanded the Portfolio's exposure to emerging market stocks. This timing missed some of the period's impressive appreciation by emerging market equities, but the Portfolio's core position can provide broader diversification going forward.

The Portfolio's fixed-income allocation in high-yield bonds had a positive impact on performance, as the underlying fund achieved strong relative results.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management following our acquisition by The Principal. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2006

Equity/Fixed-Income Allocation:(4)                   94% Equity/6% Fixed Income
Weighted Average Market Capitalization (equities):   $61.1 billion
Weighted Average P/E (equities):(5)                  16.7
Beta:                                                1.02
Portfolio Standard Deviation:                        7.65
S&P 500 Standard Deviation:                          8.14
Portfolio Turnover (for fiscal year):(6)             12%
Aggregate Portfolio Turnover (for fiscal year):(6)   56%
Number of Securities:(7)                             1,493
Total Net Assets:                                    $2.3 billion

PORTFOLIO COMPOSITION (4)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          27%        22%       +5%
U.S. Large-Cap Value Stocks           19%        23%       -4%
U.S. Mid-Cap Growth Stocks            13%        11%       +2%
Non-U.S. Developed Market Stocks      12%        11%       +1%
U.S. Mid-Cap Value Stocks              6%         8%       -2%
REITs                                  6%         6%        0%
U.S. Small-Cap Growth Stocks           4%         5%       -1%
U.S. Small-Cap Value Stocks            3%         4%       -1%
Emerging Market Stocks                 3%         2%       +1%
Convertible Securities                 1%         1%        0%
High-Yield Corporate Bonds             3%         3%        0%
Cash Equivalents                       3%         4%       -1%

Note: For information about the underlying WM Funds of the SAM Portfolios, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Portfolio turnover does not reflect turnover of the underlying WM
     Funds. Aggregate portfolio turnover reflects turnover of the underlying WM Funds and the Portfolio itself. It assumes a constant portfolio allocation identical to the Portfolio's actual allocation as of 10/31/ 06. Current portfolio turnover and aggregate portfolio turnover may differ from data shown above.

(7) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

Glossary

DEFINITIONS OF INDICES

CAPITAL MARKET BENCHMARK:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: Flexible Income Portfolio:20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index;Conservative Balanced Portfolio:40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index;Balanced Portfolio:60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index;and Conservative Growth Portfolio:80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index.

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Portfolio's historical volatility relative to the overall market (S&P 500).A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/06. Source:Lipper, Inc.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 10/31/06, and Portfolio results are for Class A shares. Sources:Ibbotson Associates and Lipper, Inc.

Expense Information

As a shareholder of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio or Strategic Growth Portfolio (collectively, "the Portfolios"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares and, if applicable, contingent deferred sales charges on redemption of share and
(2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006, to October 31, 2006.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                  HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-     EXPENSE
                                    5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Flexible Income Portfolio
Class A Shares ................     $1,000     $1,037       $3.44        $1,000     $1,022       $3.41       0.67%
Class B Shares ................      1,000      1,034        7.43         1,000      1,018        7.37       1.45%
Class C Shares ................      1,000      1,033        7.28         1,000      1,018        7.22       1.42%

Conservative Balanced Portfolio
Class A Shares ................     $1,000     $1,037       $3.44        $1,000     $1,022       $3.41       0.67%
Class B Shares ................      1,000      1,033        7.43         1,000      1,018        7.37       1.45%
Class C Shares ................      1,000      1,033        7.33         1,000      1,018        7.27       1.43%

Balanced Portfolio
Class A Shares ................     $1,000     $1,035       $3.33        $1,000     $1,022       $3.31       0.65%
Class B Shares ................      1,000      1,030        7.32         1,000      1,018        7.27       1.43%
Class C Shares ................      1,000      1,031        7.22         1,000      1,018        7.17       1.41%

Conservative Growth Portfolio
Class A Shares ................     $1,000     $1,033       $3.38        $1,000     $1,022       $3.36       0.66%
Class B Shares ................      1,000      1,029        7.36         1,000      1,018        7.32       1.44%
Class C Shares ................      1,000      1,029        7.26         1,000      1,018        7.22       1.42%

Strategic Growth Portfolio
Class A Shares ................     $1,000     $1,031       $3.69        $1,000     $1,022       $3.67       0.72%
Class B Shares ................      1,000      1,026        7.61         1,000      1,018        7.58       1.49%
Class C Shares ................      1,000      1,026        7.51         1,000      1,018        7.48       1.47%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"), based upon expenses shown in the table on the prior page for each Portfolio and corresponding expenses for each Underlying Fund's Class I shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at October 31, 2006. A Portfolio's actual aggregate expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.

                                                                                  HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                          ESTIMATED                            ESTIMATED
                                                          AGGREGATE                            AGGREGATE
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING   ESTIMATED
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*     AGGREGATE
                                    VALUE       VALUE      5/1/06-       VALUE       VALUE      5/1/06-      EXPENSE
                                    5/1/06    10/31/06     10/31/06      5/1/06    10/31/06     10/31/06      RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   ---------
Flexible Income Portfolio
Class A Shares ................     $1,000     $1,037       $ 6.31       $1,000     $1,019       $ 6.26       1.23%
Class B Shares ................      1,000      1,034        10.30        1,000      1,015        10.21       2.01%
Class C Shares ................      1,000      1,033        10.15        1,000      1,015        10.06       1.98%

Conservative Balanced Portfolio
Class A Shares ................     $1,000     $1,037       $ 6.47       $1,000     $1,019       $ 6.41       1.26%
Class B Shares ................      1,000      1,033        10.45        1,000      1,015        10.36       2.04%
Class C Shares ................      1,000      1,033        10.35        1,000      1,015        10.26       2.02%

Balanced Portfolio
Class A Shares ................     $1,000     $1,035       $ 6.56       $1,000     $1,019       $ 6.51       1.28%
Class B Shares ................      1,000      1,030        10.54        1,000      1,015        10.46       2.06%
Class C Shares ................      1,000      1,031        10.44        1,000      1,015        10.36       2.04%

Conservative Growth Portfolio
Class A Shares ................     $1,000     $1,033       $ 6.71       $1,000     $1,019       $ 6.67       1.31%
Class B Shares ................      1,000      1,029        10.69        1,000      1,015        10.61       2.09%
Class C Shares ................      1,000      1,029        10.58        1,000      1,015        10.51       2.07%

Strategic Growth Portfolio
Class A Shares ................     $1,000     $1,031       $ 7.22       $1,000     $1,018       $ 7.17       1.41%
Class B Shares ................      1,000      1,026        11.13        1,000      1,014        11.07       2.18%
Class C Shares ................      1,000      1,026        11.03        1,000      1,014        10.97       2.16%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolios of Investments

FLEXIBLE INCOME PORTFOLIO
October 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
----------                                                              --------
INVESTMENT COMPANY SECURITIES -- 100.0%
   EQUITY FUNDS -- 25.6%
 1,774,927   WM Equity Income Fund ..........................           $ 39,812
 1,938,075   WM Growth & Income Fund ........................             53,374
 3,621,984   WM Growth Fund .................................             63,711
 1,181,439   WM Mid Cap Stock Fund ..........................             24,976
   419,895   WM REIT Fund ...................................              9,275
   611,467   WM Small Cap Growth Fund+ ......................              9,343
   765,097   WM Small Cap Value Fund ........................              9,801
   262,137   WM West Coast Equity Fund ......................             11,419
                                                                        --------
             Total Equity Funds
                (Cost $149,393) .............................            221,711
                                                                        --------
   FIXED-INCOME FUNDS -- 74.4%
 6,527,510   WM High Yield Fund .............................             57,311
23,672,049   WM Income Fund .................................            215,652
43,913,189   WM Short Term Income Fund ......................            101,879
25,615,933   WM U.S. Government Securities Fund .............            270,248
                                                                        --------
             Total Fixed-Income Funds
                (Cost $643,519) .............................            645,090
                                                                        --------
             Total Investment Company Securities
                (Cost $792,912) .............................            866,801
                                                                        --------

 PRINCIPAL
  AMOUNT
  (000S)
----------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $2,742)
$    2,742   Agreement with Morgan Stanley,
                5.270% dated 10/31/2006, to be repurchased at
                $2,742,000 on 11/01/2006 (collateralized by
                U.S Treasury Note, 2.000% due 01/15/2016,
                market value $2,834,000) ....................              2,742
                                                                        --------
TOTAL INVESTMENTS (Cost $795,654*) ..........................   100.3%   869,543
OTHER ASSETS (LIABILITIES) (NET) ............................    (0.3)    (2,229)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $867,314
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $803,755.

+    Non-income producing security.

CONSERVATIVE BALANCED PORTFOLIO
October 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
----------                                                              --------
INVESTMENT COMPANY SECURITIES -- 99.8%
   EQUITY FUNDS -- 44.5%
 2,638,136   WM Equity Income Fund ..........................           $ 59,174
 1,903,681   WM Growth & Income Fund ........................             52,427
 3,652,830   WM Growth Fund .................................             64,253
 2,623,920   WM International Growth Fund ...................             34,951
 1,049,968   WM Mid Cap Stock Fund ..........................             22,196
   642,063   WM REIT Fund ...................................             14,183
   476,428   WM Small Cap Growth Fund+ ......................              7,280
   621,416   WM Small Cap Value Fund ........................              7,960
   593,609   WM West Coast Equity Fund ......................             25,858
                                                                        --------
             Total Equity Funds
                (Cost $213,753) .............................            288,282
                                                                        --------
   FIXED-INCOME FUNDS -- 55.3%
 4,266,214   WM High Yield Fund .............................             37,457
12,647,139   WM Income Fund .................................            115,215
15,559,806   WM Short Term Income Fund ......................             36,099
16,048,811   WM U.S. Government Securities Fund .............            169,315
                                                                        --------
             Total Fixed-Income Funds
                (Cost $359,652) .............................            358,086
                                                                        --------
             Total Investment Company Securities
                (Cost $573,405) .............................            646,368
                                                                        --------

 PRINCIPAL
  AMOUNT
  (000S)
----------
REPURCHASE AGREEMENT -- 0.4%
   (Cost $2,222)
$    2,222   Agreement with Morgan Stanley,
                5.270% dated 10/31/2006, to be repurchased at
                $2,222,000 on 11/01/2006 (collateralized by
                U.S Treasury Note, 2.000% due 01/15/2016,
                market value $2,296,000) ....................              2,222
                                                                        --------
TOTAL INVESTMENTS (Cost $575,627*) ..........................   100.2%   648,590
OTHER ASSETS (LIABILITIES) (NET) ............................    (0.2)      (998)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $647,592
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $579,699.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolios of Investments

BALANCED PORTFOLIO
October 31, 2006

                                                                         VALUE
  SHARES                                                                (000S)
----------                                                            ----------
INVESTMENT COMPANY SECURITIES -- 99.6%
   EQUITY FUNDS -- 66.7%
25,452,906   WM Equity Income Fund ........................           $  570,909
20,620,000   WM Growth & Income Fund ......................              567,875
42,293,680   WM Growth Fund ...............................              743,946
29,041,873   WM International Growth Fund .................              386,838
11,303,897   WM Mid Cap Stock Fund ........................              238,964
 6,943,837   WM REIT Fund .................................              153,389
 5,751,117   WM Small Cap Growth Fund+ ....................               87,877
 7,484,011   WM Small Cap Value Fund ......................               95,870
 6,468,699   WM West Coast Equity Fund ....................              281,776
                                                                      ----------
             Total Equity Funds
                (Cost $2,343,507) .........................            3,127,444
                                                                      ----------
   FIXED-INCOME FUNDS -- 32.9%
24,487,823   WM High Yield Fund ...........................              215,003
53,059,963   WM Income Fund ...............................              483,376
18,996,851   WM Short Term Income Fund ....................               44,073
76,004,999   WM U.S. Government Securities Fund ...........              801,853
                                                                      ----------
             Total Fixed-Income Funds
                (Cost $1,538,196) .........................            1,544,305
                                                                      ----------
             Total Investment Company Securities
                (Cost $3,881,703) .........................            4,671,749
                                                                      ----------

 PRINCIPAL
  AMOUNT
  (000S)
----------
REPURCHASE AGREEMENT -- 0.5%
   (Cost $22,264)
$   22,264   Agreement with Morgan Stanley,
                5.270% dated 10/31/2006, to be repurchased
                at $22,267,000 on 11/01/2006
                (collateralized by U.S Treasury Note,
                2.000% due 01/15/2016, market value
                $23,009,000) ..............................               22,264
                                                                      ----------
TOTAL INVESTMENTS (COST $3,903,967*) ......................   100.1%   4,694,013
OTHER ASSETS (LIABILITIES) (NET) ..........................    (0.1)      (6,457)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $4,687,556
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $3,942,141.

+    Non-income producing security.

CONSERVATIVE GROWTH PORTFOLIO
OCTOBER 31, 2006

                                                                         VALUE
  SHARES                                                                (000S)
----------                                                            ----------
INVESTMENT COMPANY SECURITIES -- 100.0%
   EQUITY FUNDS -- 86.2%
27,504,485   WM Equity Income Fund ........................           $  616,926
22,272,138   WM Growth & Income Fund ......................              613,375
42,763,397   WM Growth Fund ...............................              752,208
29,310,687   WM International Growth Fund .................              390,418
11,886,500   WM Mid Cap Stock Fund ........................              251,281
 7,497,473   WM REIT Fund .................................              165,619
 6,543,442   WM Small Cap Growth Fund+ ....................               99,984
 8,433,938   WM Small Cap Value Fund ......................              108,039
 6,881,323   WM West Coast Equity Fund ....................              299,750
                                                                      ----------
             Total Equity Funds
                (Cost $2,517,321) .........................            3,297,600
                                                                      ----------
   FIXED-INCOME FUNDS -- 13.8%
11,065,461   WM High Yield Fund ...........................               97,155
16,355,389   WM Income Fund ...............................              148,997
26,569,201   WM U.S. Government Securities Fund ...........              280,305
                                                                      ----------
             Total Fixed-Income Funds
                (Cost $515,411) ...........................              526,457
                                                                      ----------
             Total Investment Company Securities
                (Cost $3,032,732) .........................            3,824,057
                                                                      ----------

 PRINCIPAL
  AMOUNT
  (000S)
----------
REPURCHASE AGREEMENT -- 0.1%
   (Cost $3,510)
$    3,510     Agreement with Morgan Stanley,
                5.270% dated 10/31/2006, to be repurchased
                at $3,511,000 on 11/01/2006 (collateralized
                by U.S Treasury Note, 2.000% due
                01/15/2016, market value $3,627,000) ......                3,510
                                                                      ----------
TOTAL INVESTMENTS (Cost $3,036,242*) ......................   100.1%   3,827,567
OTHER ASSETS (LIABILITIES) (NET) ..........................    (0.1)      (4,776)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $3,822,791
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $3,057,132.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolio of Investments

STRATEGIC GROWTH PORTFOLIO
October 31, 2006

                                                                         VALUE
  SHARES                                                                (000S)
----------                                                            ----------
INVESTMENT COMPANY SECURITIES -- 100.1%
   EQUITY FUNDS -- 96.0%
17,820,458   WM Equity Income Fund ........................           $  399,713
14,473,059   WM Growth & Income Fund ......................              398,588
30,645,273   WM Growth Fund ...............................              539,050
20,558,682   WM International Growth Fund .................              273,842
 8,896,395   WM Mid Cap Stock Fund ........................              188,070
 4,578,008   WM REIT Fund .................................              101,128
 4,302,818   WM Small Cap Growth Fund+ ....................               65,747
 5,530,801   WM Small Cap Value Fund ......................               70,849
 4,770,979   WM West Coast Equity Fund ....................              207,824
                                                                      ----------
             Total Equity Funds
                (Cost $1,767,142) .........................            2,244,811
                                                                      ----------
FIXED-INCOME FUND -- 4.1%
   (Cost $85,271)
10,830,531   WM High Yield Fund ...........................               95,092
                                                                      ----------
             Total Investment Company Securities
                (Cost $1,852,413) .........................            2,339,903
                                                                      ----------

 PRINCIPAL
  AMOUNT
  (000S)
----------
REPURCHASE AGREEMENT -- 0.0%
   (Cost $976)
$      976   Agreement with Morgan Stanley,
                5.270% dated 10/31/2006, to be repurchased
                at $976,000 on 11/01/2006 (collateralized
                by U.S Treasury Note, 2.000% due
                01/15/2016, market value $1,009,000) ......                  976
                                                                      ----------
TOTAL INVESTMENTS (Cost $1,853,389*) ......................   100.1%   2,340,879
OTHER ASSETS (LIABILITIES) (NET) ..........................    (0.1)      (2,339)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $2,338,540
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $1,874,405.

+    Non-income producing security.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2006
(In thousands)

                                                          FLEXIBLE  CONSERVATIVE              CONSERVATIVE   STRATEGIC
                                                           INCOME     BALANCED     BALANCED      GROWTH       GROWTH
                                                         PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                         ---------  ------------  ----------  ------------  ----------
ASSETS:
Investments, at cost ..................................  $795,654     $575,627    $3,903,967   $3,036,242   $1,853,389
                                                         ========     ========    ==========   ==========   ==========
Investments, at value .................................  $869,543     $648,590    $4,694,013   $3,827,567   $2,340,879
Receivable for Portfolio shares sold ..................       847          524         4,761        3,756        2,715
Receivable for investment securities sold .............        --           --           740          490        1,020
Prepaid expenses and other assets .....................         6            5            28           21           13
                                                         --------     --------    ----------   ----------   ----------
   Total Assets .......................................   870,396      649,119     4,699,542    3,831,834    2,344,627
                                                         --------     --------    ----------   ----------   ----------
LIABILITIES:
Payable for Portfolio shares redeemed .................     2,137          860         7,389        5,097        3,573
Investment advisory fee payable .......................       231          172         1,237        1,009          616
Shareholder servicing and distribution fees payable ...       483          351         2,444        2,073        1,291
Transfer agent fees payable ...........................        73           31           254          252          152
Accrued legal and audit fees ..........................        29           28            43           40           34
Accrued expenses and other payables ...................       129           85           619          572          421
                                                         --------     --------    ----------   ----------   ----------
   Total Liabilities ..................................     3,082        1,527        11,986        9,043        6,087
                                                         --------     --------    ----------   ----------   ----------
NET ASSETS ............................................  $867,314     $647,592    $4,687,556   $3,822,791   $2,338,540
                                                         ========     ========    ==========   ==========   ==========
NET ASSETS CONSIST OF:
Undistributed net investment income ...................  $  2,179     $  1,089    $    3,615   $    4,532   $    1,424
Accumulated net realized gain/(loss) on investment
   transactions .......................................    (5,351)         405       (13,547)     (25,229)     (24,363)
Net unrealized appreciation of investments ............    73,889       72,963       790,046      791,325      487,490
Paid-in capital .......................................   796,597      573,135     3,907,442    3,052,163    1,873,989
                                                         --------     --------    ----------   ----------   ----------
   Total Net Assets ...................................  $867,314     $647,592    $4,687,556   $3,822,791   $2,338,540
                                                         ========     ========    ==========   ==========   ==========
NET ASSETS:
Class A Shares ........................................  $401,786     $309,946    $2,389,102   $1,822,661   $1,074,546
                                                         ========     ========    ==========   ==========   ==========
Class B Shares ........................................  $317,142     $166,857    $1,414,695   $1,093,660   $  718,841
                                                         ========     ========    ==========   ==========   ==========
Class C Shares ........................................  $148,386     $170,789    $  883,759   $  906,470   $  545,153
                                                         ========     ========    ==========   ==========   ==========
SHARES OUTSTANDING:
Class A Shares ........................................    34,802       27,864       164,674      110,874       59,268
                                                         ========     ========    ==========   ==========   ==========
Class B Shares ........................................    27,508       15,027        97,752       68,958       41,842
                                                         ========     ========    ==========   ==========   ==========
Class C Shares ........................................    12,935       15,445        61,388       57,552       31,654
                                                         ========     ========    ==========   ==========   ==========
CLASS A SHARES:**
Net asset value per share of beneficial interest
   outstanding* .......................................  $  11.54     $  11.12    $    14.51   $    16.44   $    18.13
                                                         ========     ========    ==========   ==========   ==========
Maximum sales charge ..................................      4.50%        5.50%         5.50%        5.50%        5.50%
                                                         ========     ========    ==========   ==========   ==========
Maximum offering price per share of beneficial
   interest outstanding ...............................  $  12.08     $  11.77    $    15.35   $    17.40   $    19.19
                                                         ========     ========    ==========   ==========   ==========
CLASS B SHARES:**
Net asset value and offering price per share of
   beneficial interest outstanding* ...................  $  11.53     $  11.10    $    14.47   $    15.86   $    17.18
                                                         ========     ========    ==========   ==========   ==========
CLASS C SHARES:**
Net asset value and offering price per share of
   beneficial interest outstanding* ...................  $  11.47     $  11.06    $    14.40   $    15.75   $    17.22
                                                         ========     ========    ==========   ==========   ==========

----------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

**   Net asset values and maximum offering price are not shown in thousands.

                       See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2006
(In thousands)

                                                          FLEXIBLE  CONSERVATIVE              CONSERVATIVE   STRATEGIC
                                                           INCOME     BALANCED     BALANCED      GROWTH       GROWTH
                                                         PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                         ---------  ------------  ----------  ------------  ----------
INVESTMENT INCOME:
Dividends from investment company securities ..........   $39,834     $22,845      $120,038     $ 67,344     $ 31,888
Interest ..............................................        64          65         1,520          130          101
                                                          -------     -------      --------     --------     --------
      Total investment income .........................    39,898      22,910       121,558       67,474       31,989
                                                          -------     -------      --------     --------     --------
EXPENSES:
Investment advisory fee ...............................     2,937       2,021        14,339       11,566        6,957
Custodian fees ........................................        10           3             2            4            5
Legal and audit fees ..................................        38          33            96           81           58
Trustees' fees ........................................        19          13            89           72           43
Other .................................................       362         283         1,351        1,266        1,157
Shareholder servicing and distribution fees:
   Class A Shares .....................................     1,070         767         5,739        4,343        2,514
   Class B Shares .....................................     3,496       1,698        14,325       10,968        7,078
   Class C Shares .....................................     1,562       1,661         8,323        8,446        4,990
Transfer agent fees:
   Class A Shares .....................................       267         182         1,336        1,190          898
   Class B Shares .....................................       294         142         1,163          983          745
   Class C Shares .....................................       104         104           525          636          479
                                                          -------     -------      --------     --------     --------
      Total expenses ..................................    10,159       6,907        47,288       39,555       24,924
Fees reduced by custodian credits .....................        --*         --*           --*          --*          --*
                                                          -------     -------      --------     --------     --------
      Net expenses ....................................    10,159       6,907        47,288       39,555       24,924
                                                          -------     -------      --------     --------     --------
NET INVESTMENT INCOME .................................    29,739      16,003        74,270       27,919        7,065
                                                          -------     -------      --------     --------     --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain/(loss) on investment transactions ...    (2,293)       (177)        7,075        8,689        6,391
Capital gain distributions received ...................     4,116       4,105        45,198       45,983       32,414
Net change in unrealized appreciation/ depreciation of
   investments ........................................    29,771      34,661       335,824      343,872      228,199
                                                          -------     -------      --------     --------     --------
Net realized and unrealized gain on investments .......    31,594      38,589       388,097      398,544      267,004
                                                          -------     -------      --------     --------     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $61,333     $54,592      $462,367     $426,463     $274,069
                                                          =======     =======      ========     ========     ========

----------
*    Amount represents less than $500.

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

(In thousands)

                                                                FLEXIBLE              CONSERVATIVE
                                                            INCOME PORTFOLIO       BALANCED PORTFOLIO      BALANCED PORTFOLIO
                                                         ----------------------  ----------------------  ----------------------
                                                         YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                          10/31/06    10/31/05    10/31/06    10/31/05    10/31/06    10/31/05
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income/(loss) ..........................  $  29,739    $ 25,572    $ 16,003    $ 11,225   $   74,270  $   50,245
Net realized gain/(loss) on investment transactions ...     (2,293)       (294)       (177)         24        7,075        (671)
Capital gain distributions received ...................      4,116       1,239       4,105       1,041       45,198      11,568
Net change in unrealized appreciation/ depreciation
   of investments .....................................     29,771      (4,746)     34,661       9,351      335,824     179,183
                                                         ---------    --------    --------    --------   ----------  ----------
Net increase in net assets resulting from operations ..     61,333      21,771      54,592      21,641      462,367     240,325
Distributions to shareholders from:
   Net investment income:
      Class A Shares ..................................    (15,695)    (12,642)     (8,934)     (6,169)     (48,045)    (31,381)
      Class B Shares ..................................    (10,067)     (9,207)     (3,662)     (2,814)     (19,331)    (13,452)
      Class C Shares ..................................     (4,575)     (3,397)     (3,645)     (2,133)     (11,433)     (5,984)
      Class R-1 Shares ................................         --          --          --          --           (2)         --
      Class R-2 Shares ................................         --          --          (1)         --           (1)         --
   Net realized gains on investments:
      Class A Shares ..................................     (1,189)     (1,159)       (454)       (307)          --          --
      Class B Shares ..................................     (1,004)     (1,306)       (263)       (231)          --          --
      Class C Shares ..................................       (425)       (401)       (243)       (146)          --          --
Net increase/(decrease) in net assets from Portfolio
   share transactions:
      Class A Shares ..................................    (54,414)     88,792         282      79,532       70,848     511,715
      Class B Shares ..................................    (77,609)    (33,003)    (12,930)      4,826     (126,471)     (7,480)
      Class C Shares ..................................    (18,578)     35,589       8,977      52,920       79,786     223,780
                                                         ---------    --------    --------    --------   ----------  ----------
Net increase/(decrease) in net assets .................   (122,223)     85,037      33,719     147,119      407,718     917,523
NET ASSETS:
Beginning of year .....................................    989,537     904,500     613,873     466,754    4,279,838   3,362,315
                                                         ---------    --------    --------    --------   ----------  ----------
End of year ...........................................  $ 867,314    $989,537    $647,592    $613,873   $4,687,556  $4,279,838
                                                         =========    ========    ========    ========   ==========  ==========
Undistributed net investment income at end of year ....  $   2,179    $  2,173    $  1,089    $    799   $    3,615  $    2,073
                                                         =========    ========    ========    ========   ==========  ==========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .......................................  $  30,693    $ 26,279    $ 16,383    $ 11,703   $   78,812  $   50,817
Long-term capital gains ...............................      2,262       1,833         819          97           --          --
                                                         ---------    --------    --------    --------   ----------  ----------
Total .................................................  $  32,955    $ 28,112    $ 17,202    $ 11,800   $   78,812  $   50,817
                                                         =========    ========    ========    ========   ==========  ==========

                       See Notes to Financial Statements.

                                                              CONSERVATIVE              STRATEGIC
                                                            GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                         ----------------------  ----------------------
                                                         YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                          10/31/06    10/31/05    10/31/06    10/31/05
                                                         ----------  ----------  ----------  ----------
Net investment income/(loss) ..........................  $   27,919  $   14,329  $    7,065  $     (937)
Net realized gain/(loss) on investment transactions ...       8,689      (2,370)      6,391      (2,613)
Capital gain distributions received ...................      45,983      12,156      32,414       8,964
Net change in unrealized appreciation/ depreciation
   of investments .....................................     343,872     220,107     228,199     155,476
                                                         ----------  ----------  ----------  ----------
Net increase in net assets resulting from operations ..     426,463     244,222     274,069     160,890
Distributions to shareholders from:
   Net investment income:
      Class A Shares ..................................     (14,884)    (11,899)     (5,113)     (1,610)
      Class B Shares ..................................      (8,753)     (2,201)     (3,135)         --
      Class C Shares ..................................      (6,373)     (2,378)     (2,033)         --
      Class R-1 Shares ................................          --          --          --          --
      Class R-2 Shares ................................          --          --          --          --
   Net realized gains on investments:
      Class A Shares ..................................          --          --          --          --
      Class B Shares ..................................          --          --          --          --
      Class C Shares ..................................          --          --          --          --
Net increase/(decrease) in net assets from Portfolio
   share transactions:
      Class A Shares ..................................      68,279     300,718      66,014     206,269
      Class B Shares ..................................     (81,636)    (22,833)    (37,097)        535
      Class C Shares ..................................      90,901     203,027      69,979     110,472
                                                         ----------  ----------  ----------  ----------
Net increase/(decrease) in net assets .................     473,997     708,656     362,684     476,556
NET ASSETS:
Beginning of year .....................................   3,348,794   2,640,138   1,975,856   1,499,300
                                                         ----------  ----------  ----------  ----------
End of year ...........................................  $3,822,791  $3,348,794  $2,338,540  $1,975,856
                                                         ==========  ==========  ==========  ==========
Undistributed net investment income at end of year ....  $    4,532  $      107  $    1,424  $      166
                                                         ==========  ==========  ==========  ==========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .......................................  $   30,010  $   16,478  $   10,281  $    1,610
Long-term capital gains ...............................          --          --          --          --
                                                         ----------  ----------  ----------  ----------
Total .................................................  $   30,010  $   16,478  $   10,281  $    1,610
                                                         ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

(In thousands)

FLEXIBLE INCOME PORTFOLIO

                                                 ISSUED AS
                                               REINVESTMENT                             NET INCREASE/
                                SOLD           OF DIVIDENDS           REDEEMED            (DECREASE)
                         -----------------   ----------------   -------------------   -----------------
                          AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT     SHARES    AMOUNT    SHARES
                         --------   ------   -------   ------   ---------   -------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ....   $111,970    9,890   $14,517    1,288   $(180,901)  (16,000)  $(54,414)  (4,822)
   Class B Shares ....     25,913    2,295     9,517      845    (113,039)  (10,009)   (77,609)  (6,869)
   Class C Shares ....     43,206    3,848     4,339      387     (66,123)   (5,883)   (18,578)  (1,648)
   Class R-1 Shares ..         44        4        --       --         (44)       (4)        --       --
   Class R-2 Shares ..          5       --        --       --          (5)       --         --       --
YEAR ENDED 10/31/05:
   Class A Shares ....   $209,417   18,516   $11,907    1,055   $(132,532)  (11,727)  $ 88,792    7,844
   Class B Shares ....     60,992    5,423     9,136      810    (103,131)   (9,139)   (33,003)  (2,906)
   Class C Shares ....     81,325    7,239     3,329      297     (49,065)   (4,370)    35,589    3,166

CONSERVATIVE BALANCED PORTFOLIO

                                                ISSUED AS
                                               REINVESTMENT                           NET INCREASE/
                                SOLD           OF DIVIDENDS         REDEEMED            (DECREASE)
                         -----------------   ---------------   ------------------   -----------------
                          AMOUNT    SHARES   AMOUNT   SHARES     AMOUNT    SHARES    AMOUNT    SHARES
                         --------   ------   ------   ------   ---------   ------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ....   $ 87,710    8,160   $8,406     783    $(95,834)   (8,907)  $    282       36
   Class B Shares ....     21,449    2,015    3,612     337     (37,991)   (3,552)   (12,930)  (1,200)
   Class C Shares ....     44,537    4,168    3,608     338     (39,168)   (3,658)     8,977      848
   Class R-1 Shares ..          2       --       --      --          (2)       --         --       --
   Class R-2 Shares ..        103       10        1      --        (104)      (10)        --       --
YEAR ENDED 10/31/05:
   Class A Shares ....   $143,665   13,693   $5,799     553    $(69,932)   (6,655)  $ 79,532    7,591
   Class B Shares ....     34,134    3,265    2,710     258     (32,018)   (3,061)     4,826      462
   Class C Shares ....     73,937    7,088    2,045     196     (23,062)   (2,211)    52,920    5,073

BALANCED PORTFOLIO

                                                 ISSUED AS
                                               REINVESTMENT                              NET INCREASE/
                                SOLD           OF DIVIDENDS           REDEEMED            (DECREASE)
                         -----------------   ----------------   -------------------   ------------------
                          AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT     SHARES     AMOUNT    SHARES
                         --------   ------   -------   ------   ---------   -------   ---------   ------
YEAR ENDED 10/31/06:
   Class A Shares ....   $522,607   37,645   $44,010    3,182   $(495,769)  (35,748)  $  70,848    5,079
   Class B Shares ....    116,766    8,430    18,045    1,311    (261,282)  (18,879)   (126,471)  (9,138)
   Class C Shares ....    225,375   16,369    10,504      767    (156,093)  (11,334)     79,786    5,802
   Class R-1 Shares ..        370       26         2       --        (372)      (26)         --       --
   Class R-2 Shares ..         83        6        --       --         (83)       (6)         --       --
YEAR ENDED 10/31/05:
   Class A Shares ....   $793,211   60,281   $28,968    2,194   $(310,464)  (23,564)  $ 511,715   38,911
   Class B Shares ....    195,378   14,915    12,481      948    (215,339)  (16,412)     (7,480)    (549)
   Class C Shares ....    325,240   24,889     5,544      423    (107,004)   (8,188)    223,780   17,124

                       See Notes to Financial Statements.

(In thousands)

CONSERVATIVE GROWTH PORTFOLIO

                                                 ISSUED AS
                                               REINVESTMENT                             NET INCREASE/
                                SOLD           OF DIVIDENDS           REDEEMED            (DECREASE)
                         -----------------   ----------------   -------------------   -----------------
                          AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT     SHARES    AMOUNT    SHARES
                         --------   ------   -------   ------   ---------   -------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ....   $366,364   23,610   $14,092     927    $(312,177)  (20,066)  $ 68,279    4,471
   Class B Shares ....     93,804    6,249     8,512     576     (183,952)  (12,223)   (81,636)  (5,398)
   Class C Shares ....    228,099   15,289     5,943     406     (143,141)   (9,570)    90,901    6,125
   Class R-1 Shares ..        374       24        --      --         (374)      (24)        --       --
   Class R-2 Shares ..        335       22        --      --         (335)      (22)        --       --

YEAR ENDED 10/31/05:
   Class A Shares ....   $511,183   35,691   $11,340     790    $(221,805)  (15,434)  $300,718   21,047
   Class B Shares ....    157,022   11,277     2,100     150     (181,955)  (13,063)   (22,833)  (1,636)
   Class C Shares ....    295,161   21,286     2,203     158      (94,337)   (6,788)   203,027   14,656

STRATEGIC GROWTH PORTFOLIO

                                                ISSUED AS
                                               REINVESTMENT                            NET INCREASE/
                                SOLD           OF DIVIDENDS          REDEEMED            (DECREASE)
                         -----------------   ---------------   -------------------   -----------------
                          AMOUNT    SHARES   AMOUNT   SHARES     AMOUNT     SHARES    AMOUNT    SHARES
                         --------   ------   ------   ------   ---------   -------   --------   ------
YEAR ENDED 10/31/06:
   Class A Shares ....   $244,967   14,356   $4,861     291    $(183,814)  (10,747)  $ 66,014    3,900
   Class B Shares ....     72,573    4,465    3,047     191     (112,717)   (6,931)   (37,097)  (2,275)
   Class C Shares ....    150,851    9,270    1,893     119      (82,765)   (5,068)    69,979    4,321
   Class R-1 Shares ..        333       21       --      --         (333)      (21)        --       --
   Class R-2 Shares ..        117        7       --      --         (117)       (7)        --       --

YEAR ENDED 10/31/05:
   Class A Shares ....   $337,997   21,789   $1,537      99    $(133,265)   (8,553)  $206,269   13,335
   Class B Shares ....    112,864    7,597       --      --     (112,329)   (7,568)       535       29
   Class C Shares ....    167,135   11,236       --      --      (56,663)   (3,794)   110,472    7,442


                       See Notes to Financial Statements.

Financial Highlights

FLEXIBLE INCOME PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $11.19     $0.41          $ 0.39        $ 0.80       $(0.42)       $(0.03)         $(0.45)
   10/31/05         11.26      0.35           (0.03)         0.32        (0.35)        (0.04)          (0.39)
   10/31/04         10.92      0.34(6)         0.35          0.69        (0.35)           --           (0.35)
   10/31/03         10.17      0.38(6)         0.77          1.15        (0.38)        (0.02)          (0.40)
   10/31/02         10.71      0.45(6)        (0.48)        (0.03)       (0.43)        (0.08)          (0.51)

CLASS B SHARES
   Year Ended:
   10/31/06        $11.17     $0.33          $ 0.39        $ 0.72       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.24      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.90      0.26(6)         0.34          0.60        (0.26)           --           (0.26)
   10/31/03         10.15      0.30(6)         0.77          1.07        (0.30)        (0.02)          (0.32)
   10/31/02         10.71      0.38(6)        (0.50)        (0.12)       (0.36)        (0.08)          (0.44)

CLASS C SHARES
   Year Ended:
   10/31/06        $11.12     $0.32          $ 0.39        $ 0.71       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.19      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.86      0.26(6)         0.34          0.60        (0.27)           --           (0.27)
   10/31/03         10.13      0.30(6)         0.76          1.06        (0.31)        (0.02)          (0.33)
   10/31/02(5)      10.54      0.24(6)        (0.43)        (0.19)       (0.22)           --           (0.22)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.54      7.28%     $401,786        0.67%            0.67%           3.60%          8%
   10/31/05       11.19      2.79       443,361        1.00             1.00            3.10           3
   10/31/04       11.26      6.38       357,735        1.02             1.02            3.07           3
   10/31/03       10.92     11.49       224,192        1.04             1.04            3.64           3
   10/31/02       10.17     (0.37)      144,710        1.06             1.06            4.41           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.53      6.54%     $317,142        1.44%            1.44%           2.83%          8%
   10/31/05       11.17      1.99       384,036        1.77             1.77            2.33           3
   10/31/04       11.24      5.56       418,994        1.79             1.79            2.30           3
   10/31/03       10.90     10.60       371,639        1.79             1.79            2.89           3
   10/31/02       10.15     (1.08)      244,999        1.81             1.81            3.66           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.47      6.52%     $148,386        1.43%            1.43%           2.84%          8%
   10/31/05       11.12      2.06       162,140        1.76             1.76            2.34           3
   10/31/04       11.19      5.57       127,771        1.78             1.78            2.31           3
   10/31/03       10.86     10.63        68,746        1.79             1.79            2.89           3
   10/31/02(5)    10.13     (1.78)       20,677        1.81(7)          1.81(7)         3.66(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.


                       See Notes to Financial Statements.

Financial Highlights

CONSERVATIVE BALANCED PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $10.49     $0.31          $ 0.65        $ 0.96       $(0.31)       $(0.02)         $(0.33)
   10/31/05         10.27      0.26(6)         0.23          0.49        (0.26)        (0.01)          (0.27)
   10/31/04          9.81      0.24            0.47          0.71        (0.25)           --           (0.25)
   10/31/03          8.83      0.28(6)         0.97          1.25        (0.27)           --           (0.27)
   10/31/02          9.43      0.33           (0.61)        (0.28)       (0.32)           --           (0.32)

CLASS B SHARES
   Year Ended:
   10/31/06        $10.47     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.25      0.18(6)         0.23          0.41        (0.18)        (0.01)          (0.19)
   10/31/04          9.79      0.17            0.46          0.63        (0.17)           --           (0.17)
   10/31/03          8.82      0.21(6)         0.96          1.17        (0.20)           --           (0.20)
   10/31/02          9.43      0.27           (0.62)        (0.35)       (0.26)           --           (0.26)

CLASS C SHARES
   Year Ended:
   10/31/06        $10.43     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.22      0.18(6)         0.22          0.40        (0.18)        (0.01)          (0.19)
   10/31/04          9.76      0.16            0.48          0.64        (0.18)           --           (0.18)
   10/31/03          8.80      0.21(6)         0.97          1.18        (0.22)           --           (0.22)
   10/31/02(5)       9.39      0.16           (0.60)        (0.44)       (0.15)           --           (0.15)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.12      9.31%     $309,946       0.68%             0.68%           2.89%         13%
   10/31/05       10.49      4.82       291,796       1.00              1.00            2.47           2
   10/31/04       10.27      7.29       207,816       1.04              1.04            2.42           2
   10/31/03        9.81     14.38        94,005       1.09              1.05            2.99           4
   10/31/02        8.83     (3.06)       31,070       1.17              1.05            3.67           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.10      8.50%     $166,857       1.45%             1.45%           2.12%         13%
   10/31/05       10.47      4.02       169,869       1.78              1.78            1.69           2
   10/31/04       10.25      6.47       161,623       1.81              1.81            1.65           2
   10/31/03        9.79     13.46       116,742       1.86              1.82            2.22           4
   10/31/02        8.82     (3.77)       58,054       1.92              1.80            2.92           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.06      8.57%     $170,789       1.43%             1.43%           2.14%         13%
   10/31/05       10.43      4.00       152,208       1.76              1.76            1.71           2
   10/31/04       10.22      6.55        97,315       1.79              1.79            1.67           2
   10/31/03        9.76     13.53        51,284       1.84              1.80            2.24           4
   10/31/02(5)     8.80     (4.70)       10,505       1.90(7)           1.78(7)         2.94(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.


                       See Notes to Financial Statements.

Financial Highlights

BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD            INCOME         INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $13.32            $0.28            $ 1.20          $ 1.48         $(0.29)          $   --         $(0.29)
   10/31/05          12.64             0.23              0.68            0.91          (0.23)              --          (0.23)
   10/31/04          11.85             0.20              0.79            0.99          (0.20)              --          (0.20)
   10/31/03          10.24             0.22              1.62            1.84          (0.23)              --          (0.23)
   10/31/02          11.63             0.28             (1.08)          (0.80)         (0.33)           (0.26)         (0.59)
CLASS B SHARES
   Year Ended:
   10/31/06         $13.28            $0.17            $ 1.21          $ 1.38         $(0.19)          $   --         $(0.19)
   10/31/05          12.61             0.12              0.67            0.79          (0.12)              --          (0.12)
   10/31/04          11.82             0.10              0.79            0.89          (0.10)              --          (0.10)
   10/31/03          10.22             0.14              1.61            1.75          (0.15)              --          (0.15)
   10/31/02          11.62             0.20             (1.09)          (0.89)         (0.25)           (0.26)         (0.51)
CLASS C SHARES
   Year Ended:
   10/31/06         $13.22            $0.17            $ 1.20          $ 1.37         $(0.19)          $   --         $(0.19)
   10/31/05          12.55             0.13              0.67            0.80          (0.13)              --          (0.13)
   10/31/04          11.78             0.10              0.78            0.88          (0.11)              --          (0.11)
   10/31/03          10.20             0.14              1.60            1.74          (0.16)              --          (0.16)
   10/31/02(5)       11.35             0.13             (1.15)          (1.02)         (0.13)              --          (0.13)

                                                                         RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       -------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/      TO AVERAGE NET     TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)          ASSETS           RATE
               ---------   ---------   -------------   -----------------   -----------------   -----------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $14.51      11.26%      $2,389,102          0.66%               0.66%               2.01%            10%
   10/31/05       13.32       7.20        2,125,167          0.94                0.94                1.69              0
   10/31/04       12.64       8.51        1,524,988          0.98                0.98                1.56              2
   10/31/03       11.85      18.07          792,423          1.02                1.02                2.03              5
   10/31/02       10.24      (7.32)         423,478          1.04                1.04                2.55             19
CLASS B SHARES
   Year Ended:
   10/31/06      $14.47      10.44%      $1,414,695          1.43%               1.43%               1.24%            10%
   10/31/05       13.28       6.32        1,419,870          1.72                1.72                0.91              0
   10/31/04       12.61       7.59        1,354,528          1.75                1.75                0.79              2
   10/31/03       11.82      17.25        1,074,925          1.78                1.78                1.27              5
   10/31/02       10.22      (8.03)         743,953          1.80                1.80                1.79             19
CLASS C SHARES
   Year Ended:
   10/31/06      $14.40      10.47%      $  883,759          1.41%               1.41%               1.26%            10%
   10/31/05       13.22       6.41          734,801          1.70                1.70                0.93              0
   10/31/04       12.55       7.64          482,799          1.74                1.74                0.80              2
   10/31/03       11.78      17.15          234,076          1.76                1.76                1.29              5
   10/31/02(5)    10.20      (9.00)          54,745          1.80(6)             1.80(6)             1.79(6)          19

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Annualized.


                       See Notes to Financial Statements.

Financial Highlights

CONSERVATIVE GROWTH PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------
                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $14.67        $ 0.18(6)            $ 1.73          $ 1.91         $(0.14)         $   --          $(0.14)
   10/31/05          13.56          0.13(6)              1.11            1.24          (0.13)             --           (0.13)
   10/31/04          12.47          0.10(6)              1.06            1.16          (0.07)             --           (0.07)
   10/31/03          10.37          0.14(6)              2.14            2.28          (0.14)          (0.04)          (0.18)
   10/31/02          12.35          0.16(6)             (1.52)          (1.36)         (0.22)          (0.40)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $14.25        $ 0.06(6)            $ 1.67          $ 1.73         $(0.12)         $   --          $(0.12)
   10/31/05          13.17          0.02(6)              1.09            1.11          (0.03)             --           (0.03)
   10/31/04          12.18         (0.00)(6)(8)          1.04            1.04          (0.05)             --           (0.05)
   10/31/03          10.14          0.05(6)              2.09            2.14          (0.06)          (0.04)          (0.10)
   10/31/02          12.10          0.08(6)             (1.50)          (1.42)         (0.14)          (0.40)          (0.54)
CLASS C SHARES
   Year Ended:
   10/31/06         $14.15        $ 0.06(6)            $ 1.66          $ 1.72         $(0.12)         $   --          $(0.12)
   10/31/05          13.11          0.02(6)              1.08            1.10          (0.06)             --           (0.06)
   10/31/04          12.13         (0.00)(6)(8)          1.03            1.03          (0.05)             --           (0.05)
   10/31/03          10.10          0.06(6)              2.08            2.14          (0.07)          (0.04)          (0.11)
   10/31/02(5)       11.79          0.05(6)             (1.66)          (1.61)         (0.08)             --           (0.08)

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $16.44      13.07%      $1,822,661          0.67%               0.67%               1.16%             11%
   10/31/05       14.67       9.19        1,561,310          0.97                0.97                0.89               1
   10/31/04       13.56       9.44        1,157,038          1.01                1.01                0.74               5
   10/31/03       12.47      22.12          615,501          1.05                1.05                1.24               7
   10/31/02       10.37     (11.72)         347,297          1.06                1.06                1.41              14
CLASS B SHARES
   Year Ended:
   10/31/06      $15.86      12.19%      $1,093,660          1.44%               1.44%               0.39%             11%
   10/31/05       14.25       8.42        1,059,655          1.75                1.75                0.11               1
   10/31/04       13.17       8.53        1,001,081          1.78                1.78               (0.03)              5
   10/31/03       12.18      21.24          827,312          1.81                1.81                0.48               7
   10/31/02       10.14     (12.46)         623,852          1.82                1.82                0.65              14
CLASS C SHARES
   Year Ended:
   10/31/06      $15.75      12.21%      $  906,470          1.43%               1.43%               0.40%             11%
   10/31/05       14.15       8.40          727,829          1.73                1.73                0.13               1
   10/31/04       13.11       8.53          482,019          1.76                1.76               (0.01)              5
   10/31/03       12.13      21.41          195,556          1.79                1.79                0.50               7
   10/31/02(5)    10.10     (13.72)          48,424          1.82(7)             1.82(7)             0.65(7)           14

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.


                       See Notes to Financial Statements.

Financial Highlights

STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $15.99        $ 0.13(6)            $ 2.10          $ 2.23         $(0.09)         $   --          $(0.09)
   10/31/05          14.49          0.06(6)              1.48            1.54          (0.04)             --           (0.04)
   10/31/04          13.16          0.01(6)              1.32            1.33             --              --              --
   10/31/03          10.59          0.03(6)              2.63            2.66             --           (0.09)          (0.09)
   10/31/02          13.10          0.03(6)             (1.92)          (1.89)         (0.14)          (0.48)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $15.25        $(0.01)(6)           $ 2.01          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.90         (0.06)(6)             1.41            1.35             --              --              --
   10/31/04          12.73         (0.09)(6)             1.26            1.17             --              --              --
   10/31/03          10.32         (0.05)(6)             2.55            2.50             --           (0.09)          (0.09)
   10/31/02          12.78         (0.06)(6)            (1.88)          (1.94)         (0.04)          (0.48)          (0.52)
CLASS C SHARES
   Year Ended:
   10/31/06         $15.29        $(0.00)(6)(8)        $ 2.00          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.93         (0.06)(6)             1.42            1.36             --              --              --
   10/31/04          12.74         (0.09)(6)             1.28            1.19             --              --              --
   10/31/03          10.32         (0.05)(6)             2.56            2.51             --           (0.09)          (0.09)
   10/31/02(5)       12.50         (0.04)(6)            (2.14)          (2.18)            --              --              --

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $18.13      13.99%      $1,074,546          0.71%               0.71%               0.74%             12%
   10/31/05       15.99      10.61          885,165          1.02                1.02                0.38               1
   10/31/04       14.49      10.11          609,250          1.07                1.07                0.07               3
   10/31/03       13.16      25.24          298,852          1.13                1.13                0.30               7
   10/31/02       10.59     (15.45)         166,354          1.13                1.13                0.23              10
CLASS B SHARES
   Year Ended:
   10/31/06      $17.18      13.16%      $  718,841          1.48%               1.48%              (0.03)%            12%
   10/31/05       15.25       9.71          672,826          1.79                1.79               (0.39)              1
   10/31/04       13.90       9.19          612,914          1.83                1.83               (0.69)              3
   10/31/03       12.73      24.35          484,656          1.88                1.88               (0.45)              7
   10/31/02       10.32     (16.04)         350,982          1.87                1.87               (0.51)             10
CLASS C SHARES
   Year Ended:
   10/31/06      $17.22      13.12%      $  545,153          1.47%               1.47%              (0.02)%            12%
   10/31/05       15.29       9.76          417,865          1.77                1.77               (0.37)              1
   10/31/04       13.93       9.34          277,136          1.81                1.81               (0.67)              3
   10/31/03       12.74      24.44          107,826          1.84                1.84               (0.41)              7
   10/31/02(5)    10.32     (17.44)          26,645          1.85(7)             1.85(7)            (0.49)(7)          10

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.


                       See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999, as a limited liability company. The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios").

The LLC is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers three classes of shares:
Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase.

Effective on October 1, 2006, (i) the Rule 12b-1 plans applicable to Class R-1 and Class R-2 shares of each Portfolio were amended to reduce the amounts payable for distribution thereunder to the annual rate of 0.25% of the net assets attributable to such shares, (ii) the plan recordkeeping/administrative services agreement applicable to such shares was replaced with a transfer agency agreement identical to the transfer agency agreement applicable to Class A shares, (iii) the number of Class R-1 and Class R-2 shares was increased or decreased proportionately so that the net asset value of each Class R-1 and Class R-2 share was equal to the net asset value of each Class A share of the Portfolio, and (iv) since the economic attributes of Class R-1 and Class R-2 shares would thereafter be identical to those of Class A shares of such Portfolio, they were re-designated as Class A shares of the Portfolio.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolios and the Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and Underlying Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the LLC, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Flexible Income, Conservative Balanced, Balanced and Conservative Growth Portfolios are declared and paid quarterly. Dividends from any net investment income of the Strategic Growth Portfolio are declared and paid annually. Distributions of any net capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At October 31, 2006, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                                          INCREASE/
                                                          INCREASE       (DECREASE)
                                        INCREASE/       UNDISTRIBUTED    ACCUMULATED
                                       (DECREASE)      NET INVESTMENT   NET REALIZED
                                     PAID-IN CAPITAL    INCOME/(LOSS)       LOSS
                                         (000S)            (000S)          (000S)
                                     ---------------   --------------   ------------
Flexible Income Portfolio ........        $ (26)           $  604         $  (578)
Conservative Balanced Portfolio ..           --               529            (529)
Balanced Portfolio ...............           --             6,084          (6,084)
Conservative Growth Portfolio ....           --             6,516          (6,516)
Strategic Growth Portfolio .......         (973)            4,474          (3,501)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative average net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolio's custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2006, are shown separately in the "Statements of Operations."

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, the Advisor is entitled to a monthly fee at an annual rate based upon aggregate average daily net assets ("aggregate net assets") of the LLC of 0.55% of aggregate net assets up to $500 million, 0.50% of the next $500 million of aggregate net assets, 0.45% of the next $1 billion of aggregate net assets, 0.40% of the next $1 billion of aggregate net assets, 0.35% of the next $1 billion of aggregate net assets, 0.30% of the next $1 billion of aggregate net assets and 0.25% of aggregate net assets over $5 billion.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Portfolios. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for all Class A, Class B and Class C shareholder accounts.

4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries a per annum retainer plus attendance fees for each meeting at which they are present. The Chairman, Committee Chairs and Committee Members receive additional remuneration for these services to the LLC and Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for the Portfolios. For the year ended October 31, 2006, the Distributor has received $25,186,388 representing commissions (front-end sales charges) on Class A and Class C shares and $7,251,198 representing CDSCs from Class A, Class B and Class C shares.

Each of the Portfolios has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of each Portfolio (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares. The distribution fees for Class B and Class C shares are paid to the Distributor at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Portfolio to the Distributor, which in turn pays service fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the LLC, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended October 31, 2006, are as follows :

                                     PURCHASES     SALES
NAME OF PORTFOLIO                      (000S)      (000S)
-----------------                    ---------   ---------
Flexible Income Portfolio.........    $ 72,542    $222,600
Conservative Balanced Portfolio...      83,122      83,250
Balanced Portfolio................     567,488     452,680
Conservative Growth Portfolio.....     536,593     412,240
Strategic Growth Portfolio........     405,374     274,890

7. CAPITAL LOSS CARRYFORWARDS

At October 31, 2006, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                         (IN THOUSANDS)
                                   -------------------------
                                   EXPIRING IN   EXPIRING IN
NAME OF PORTFOLIO                      2012          2013
-----------------                  -----------   -----------
Conservative Growth Portfolio ..      $   --        $4,338
Strategic Growth Portfolio .....       1,150         2,197

8. COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2006, the components of distributable earnings on a tax basis are as follows:

                                                                IN THOUSANDS
                                       ---------------------------------------------------------------
                                        FLEXIBLE    CONSERVATIVE               CONSERVATIVE  STRATEGIC
                                        INCOME       BALANCED     BALANCED       GROWTH       GROWTH
                                       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ---------   ------------   ---------   ------------   ---------
Gross tax unrealized appreciation ..    $73,046      $75,067      $767,764      $775,099      $466,474
Gross tax unrealized depreciation ..     (7,258)      (6,176)      (15,892)       (4,664)           --
                                        -------      -------      --------      --------      --------
Net tax unrealized appreciation ....    $65,788      $68,891      $751,872      $770,435      $466,474
                                        =======      =======      ========      ========      ========
Undistributed ordinary income ......    $ 3,124      $ 2,062      $  3,615      $  4,532      $  1,424
Undistributed accumulated gains ....    $ 1,805      $ 3,504      $ 24,627      $     --      $     --

9. UNDERLYING FUNDS

The following is a summary of investment objectives and risk factors of the Underlying Funds, and Portfolio ownership in the Underlying Funds. The WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852, contains more information regarding the Underlying Funds.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS:

The investment objectives of the Underlying Funds are as follows:

WM REIT Fund                         Seeks to provide a high level of current
                                     income and intermediate to long-term
                                     capital appreciation.

WM Equity Income Fund                Seeks to provide a relatively high level of
                                     current income and long-term growth of
                                     income and capital.

WM Growth & Income Fund              Seeks to provide long-term capital growth.
                                     Current income is a secondary
                                     consideration.

WM West Coast Equity Fund            Seeks to provide long-term growth of
                                     capital.

WM Mid Cap Stock Fund                Seeks to provide long-term capital
                                     appreciation.

WM Growth Fund                       Seeks to provide long-term capital
                                     appreciation.

WM Small Cap Value Fund              Seeks to provide long-term capital
                                     appreciation.

WM Small Cap Growth Fund             Seeks to provide long-term capital
                                     appreciation.

WM International Growth Fund         Seeks to provide long-term capital
                                     appreciation.

WM Short Term Income Fund            Seeks to provide as high a level of current
                                     income as is consistent with prudent
                                     investment management and stability of
                                     principal.

WM U.S. Government Securities Fund   Seeks to provide a high level of current
                                     income consistent with safety and
                                     liquidity.

WM Income Fund                       Seeks to provide a high level of current
                                     income consistent with preservation of
                                     capital.

WM High Yield Fund                   Seeks to provide a high level of current
                                     income.

RISK FACTORS OF UNDERLYING FUNDS:

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments, such as those investing in particular industries or regions.

The WM REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The WM REIT Fund could be adversely impacted by economic trends within this industry.

The WM West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Oregon, and Washington. The WM West Coast Equity Fund could be adversely impacted by economic trends within this region.

The WM International Growth Fund concentrates its investments in foreign securities in both developed and emerging market countries. Additional risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions. Investments in emerging markets are subject to additional risk as less developed countries are more likely to experience high levels of inflation, deflation, or currency devaluation, which could harm their economies and securities markets.

The WM High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties may exist as to an issuer's ability to meet principal and interest payments.

Certain Underlying Funds may invest a portion of their assets in foreign securities of developing or emerging market countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

PORTFOLIO OWNERSHIP IN THE UNDERLYING FUNDS:

At October 31, 2006, the LLC holds investments in a number of the Underlying Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                     PORTFOLIOS
                                      -----------------------------------------------------------------------
                                       FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                        INCOME      BALANCED      BALANCED      GROWTH        GROWTH
NAME OF FUND                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   TOTAL
------------                          ---------   ------------   ---------   ------------   ---------   -----
REIT Fund .........................      1.9%         2.9%         30.9%         33.3%        20.3%     89.3%
Equity Income Fund ................      1.1%         1.6%         15.1%         16.3%        10.5%     44.6%
Growth & Income Fund ..............      2.3%         2.2%         24.3%         26.3%        17.1%     72.2%
West Coast Equity Fund ............      0.6%         1.3%         14.4%         15.4%        10.7%     42.4%
Mid Cap Stock Fund ................      2.5%         2.3%         24.3%         25.5%        19.1%     73.7%
Growth Fund .......................      2.7%         2.7%         31.0%         31.3%        22.4%     90.1%
Small Cap Value Fund ..............      3.2%         2.6%         31.0%         34.9%        22.9%     94.6%
Small Cap Growth Fund .............      2.4%         1.9%         22.6%         25.7%        16.9%     69.5%
International Growth Fund .........       --          2.8%         31.5%         31.8%        22.3%     88.4%
Short Term Income Fund ............     42.9%        15.2%         18.6%           --           --      76.7%
U.S. Government Securities Fund ...     15.8%         9.9%         46.8%         16.4%          --      88.9%
Income Fund .......................     17.7%         9.5%         39.7%         12.2%          --      79.1%
High Yield Fund* ..................      5.0%         3.3%         18.7%          8.4%         8.3%     43.7%

----------
* Does not include approximately 6.0% of the High Yield Fund held by the WM Variable Trust Portfolios, which are managed in a style substantially identical to that of the Portfolios.

OTHER FACTORS OF UNDERLYING FUNDS:

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of a Portfolio's Underlying Funds used for investment may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities. At the same time, the Underlying Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any Underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Fund performance to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Underlying Funds, redemptions and reallocations by the Portfolios away from an Underlying Fund could cause the Underlying Fund's expenses to increase and may result in an Underlying Fund becoming too small to be economically viable. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Underlying Funds. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact that the adoption of SFAS 157 will have on the Portfolios' financial statement disclosures.

11. REORGANIZATION

On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of certain of its subsidiaries, WM Advisors, the Advisor of the Funds, WM Shareholder Services, Inc., the Transfer Agent of the Funds, and WM Funds Distributor, Inc., the Distributor (the "Transaction"). On August 11, 2006, the Board of Trustees approved proposed reorganizations (the "Reorganizations") pursuant to which each of the following Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"), subject to various conditions including the approval of shareholders of each Acquired Fund. A special meeting of shareholders will be held on December 15, 2006. Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B and Class C shares of the Acquiring Fund; (ii) holders of Class A, Class B and Class C shares of the Acquired Fund will receive, respectively, that number of Class A, Class B and Class C shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved. The Transaction is expected to close in December 2006, and the Reorganizations will occur shortly thereafter.

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds as follows:

WM ACQUIRED FUND:                 PIF ACQUIRING FUND:
REIT Fund                         Real Estate Securities Fund
Equity Income Fund                Equity Income Fund I*
Growth & Income Fund              Disciplined LargeCap Blend Fund
West Coast Equity Fund            West Coast Equity Fund*
Mid Cap Stock Fund                MidCap Stock Fund*
Growth Fund                       LargeCap Growth Fund
Small Cap Value Fund              SmallCap Value Fund
Small Cap Growth Fund             SmallCap Growth Fund
International Growth Fund         Diversified International Fund
Short Term Income Fund            Short-Term Income Fund*
U.S. Government Securities Fund   Mortgage Securities Fund*
Income Fund                       Income Fund*
Money Market Fund                 Money Market Fund
Flexible Income Portfolio         SAM Flexible Income Portfolio*
Conservative Balanced Portfolio   SAM Conservative Balanced Portfolio*
Balanced Portfolio                SAM Balanced Portfolio*
Conservative Growth Portfolio     SAM Conservative Growth Portfolio*
Strategic Growth Portfolio        SAM Strategic Growth Portfolio*

* These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization and the Acquired Fund will be the survivor for accounting and performance reporting purposes. The other Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged and the Acquiring Fund will be the survivor for accounting and performance reporting purposes.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS
LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Flexible Income Portfolio, WM Conservative Balanced Portfolio, WM Balanced Portfolio, WM Conservative Growth Portfolio and WM Strategic Growth Portfolio (collectively, the "Portfolios") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 18, 2006

                      Supplemental Information (unaudited)

CONSIDERATION BY THE BOARD OF TRUSTEES OF ADVISORY AGREEMENT

The LLC's investment advisory agreement (the "Agreement") was approved in May and August, 2006. In connection with their approval in August 2006 of investment advisory agreements for the LLC substantially identical to the LLC's current Agreement, except with respect to dates and in contemplation of the acquisition of the Advisor by the Principal Financial Group, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the Agreement in May 2006, as supplemented by expense and performance information provided by Lipper Inc., a third-party data provider ("Lipper") for period ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006, which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by the Principal Financial Group (see Note 11 in the Notes to Financial Statements) that, subsequent to its acquisition of the Advisor in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the LLC by the Advisor; the fact that the substantive terms of the Agreement, including the advisory fees payable thereunder, were not changing; and representations by the Principal Financial Group that, except as discussed with the Board of Trustees, no changes were expected in either the Advisor's investment professionals who would be providing services to the LLC or the amount of time and attention that would be devoted by such investment professionals to the LLC.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT:

Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the LLC's Agreement. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the advisory agreement. In May 2006, the Board and the Independent Trustees approved the continuation of the Agreement with the Advisor, in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the LLC and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreement with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreement, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their deliberations were made separately in respect of each Portfolio. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that many of the Portfolios are managed in a style substantially identical to that of a corresponding series of WM Variable Trust (each, a "VT Portfolio") and reviewed the Portfolios simultaneously with their review of the corresponding VT Portfolios.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Portfolio's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Portfolios. With respect to performance attribution of the Portfolios, the Board, the Independent Trustees and the Committee focused in particular on the Balanced Portfolio, as the corresponding performance attribution for the other Portfolios typically varies in proportion to the greater or lesser risk profiles of those Portfolios. In addition, in connection with its annual consideration of the Agreement, the Board requests and reviews supplementary information regarding the terms of the Agreement, performance and expense information for other investment companies derived from data compiled by Lipper, data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Portfolios. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Portfolios. The Board also requested and reviewed information relating to other services provided to the Portfolios by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Portfolios, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the Portfolios at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreement, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor and its affiliates. For each Portfolio, the Advisor formulates the Portfolio's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments (with a view to optimizing the Portfolio's asset allocations); evaluates the consistency, style and quality of the investment services provided to the Underlying Funds in which the Portfolio invests; evaluates the risk/return characteristics of each of the Underlying Funds by reference to the specific security holdings of each Underlying Fund; constructs the Portfolio (including actively managing the Portfolio's asset allocation through daily cash flows); monitors the Portfolio's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor in managing the Portfolios. The Board, the Independent Trustees and the Committee considered the extent to which the investment style employed for the Portfolios differs from that of funds that are simply rebalanced periodically to specific static allocations, including performance attribution information showing the effect on performance of the Advisor's asset allocation decisions. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor as well as other resources available to the Advisor, including research services available to the Advisor as a result of securities transactions effected for the Underlying Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreement was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the quality of their resources that are available to the Portfolios. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor and its affiliates and the size and functions of their staffs, as well as the reputation of the Advisor. The Board, the Independent Trustees and the Committee considered the complexity of managing the Portfolios relative to other types of funds, including other funds that pursue their objectives through investments in mutual funds (so-called "funds-of-funds"), other funds that pursue their objectives by investing directly in portfolio securities, and mutual fund wrap accounts that offer asset allocation services. In evaluating the scope and quality of the services provided by the Advisor to the Portfolios, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or Trustees of the VT Portfolios and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Portfolios by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor have benefited and should continue to benefit the Portfolios and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor were well suited to the Portfolios, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Portfolios by the Advisor under the Agreement was consistent with the Portfolios' operational requirements, including, in addition to their investment objectives, compliance with the Portfolios' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor were sufficient, in light of the resources dedicated by the Advisor and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreement.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Portfolios' portfolio managers. The Board, the Independent Trustees and the Committee considered the Portfolios' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Portfolios' historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups prepared by Lipper based on the performance of other investment companies with similar investment objectives (including, separately, both funds-of-funds and funds investing directly in portfolio securities) over the 1-, 3-, 5-, and 10-year periods (to the extent applicable) ended December 31, 2005. In the case of each Portfolio that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreement. The Board, the Independent Trustees and the Committee focused, in particular, on the performance of the Balanced Portfolio as compared to other funds categorized by Lipper as "balanced funds." The Board, the Independent Trustees and the Committee considered the difficulty in identifying peer groups for the Portfolios other than the Balanced Portfolio. The Board, the Independent Trustees and the Committee determined that the Portfolios other than the Balanced Portfolio performed consistently with their risk profiles relative to the Balanced Portfolio and that such Portfolios' performance should be and was symmetrically arrayed around the performance of the Balanced Portfolio. The Board, the Independent Trustees and the Committee noted that the Portfolios had performed well relative to their respective blended index benchmarks over the 1-, 3- and 5-year periods and that the Balanced Portfolio had outperformed its peer average (for both funds-of-funds and funds investing directly in portfolio securities) for the 1-, 3- and 5-year periods. The Board, the Independent Trustees and the Committee noted that the other Portfolios had outperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 5-year period, although they had generally underperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 1- and 3-year periods. The Board, the Independent Trustees and the Committee discussed with the Advisor the reasons for this recent relative underperformance, and the conditions under which the Portfolios other than the Balanced Portfolio should be expected to outperform or underperform relative to their Lipper peer averages, given the "core" allocations of such Portfolios. After reviewing the foregoing factors, the Board, the Independent Trustees and the Committee concluded that the Advisor's performance record and investment processes used in managing the Portfolios were sufficient to merit approval of the continuation of the Agreement.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to the Advisor and its affiliates, and the total expenses borne by the Portfolios. The Board, the Independent Trustees and the Committee considered both the total expenses borne directly by the Portfolios and the total expenses borne on an aggregate basis, including the expenses borne indirectly through the Portfolios' investments in the Underlying Funds. They discussed trends in total expense ratios for the Portfolios. The Board, the Independent Trustees and the Committee reviewed the transfer agency fees paid by the Portfolios to the Transfer Agent and the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered average expenses for peer groups identified by Lipper for the Portfolios, including Lipper peer groups comprised of funds that invest directly in portfolio securities and Lipper peer groups comprised exclusively of funds-of-funds. The Board, the Independent Trustees and the Committee noted that the number of funds-of-funds identified by Lipper had increased from prior years, and considered the relative merits of broader and more focused expense comparison groups. The Board, the Independent Trustees and the Committee considered the similarity of the Portfolios to mutual fund wrap accounts, and reviewed and considered a report provided by Cerulli on mutual fund wrap accounts, including data on average annual advisory fees. The Board, the Independent Trustees and the Committee considered information provided by Lipper comparing the total expenses of funds-of-funds, including and excluding underlying fund expenses, to those of the Portfolios. The Board, the Independent Trustees and the Committee concluded that the total expenses of funds-of-funds, including underlying fund expenses, represented the best comparison for the expenses of the Portfolios, because they reflected all of the expenses borne directly and indirectly by investors. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreement bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Portfolios. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolios (and in connection therewith, reviewed information regarding the structure of compensation of the Advisor's investment professionals) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Portfolios and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Portfolios, including compensation paid to the Advisor and its affiliates under other agreements, such as transfer agency fees to the Transfer Agent, and 12b-1 fees and sales charges to the Distributor, as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Underlying Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Portfolios and the current level of Portfolio assets in relation to the breakpoints in the Portfolios' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by the Advisor across a variety of products and services included within the WM Group of Funds.

The Board, the Independent Trustees and the Committee concluded that the Portfolios' cost structure was reasonable given the scope and quality of the services provided to the Portfolios and that the Advisor was sharing any economies of scale with the Portfolios and their shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients. The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trust and the Committee concluded that the Agreement and the fees payable to the Advisor are fair and reasonable to the Portfolios an their shareholders, given the scope and quality of the services provided to the Portfolios and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment, and that the continuation of the Agreement was in the best interests of the Portfolios and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreement.

OTHER PORTFOLIO INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended October 31, 2006, is provided pursuant to provisions of the Internal Revenue Code. The amounts of long-term capital gains designated are as follows (in thousands):

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio ............................................   $ 1,813
Conservative Balanced Portfolio ......................................     3,509
Balanced Portfolio ...................................................    24,627

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution that may qualify for the dividends received deduction available to corporate shareholders.

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio ............................................     8.54%
Conservative Balanced Portfolio ......................................    16.73%
Balanced Portfolio ...................................................    34.89%
Conservative Growth Portfolio ........................................   100.00%
Strategic Growth Portfolio ...........................................   100.00%

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution that will qualify for the 15% dividend income tax rate.

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio ............................................    10.67%
Conservative Balanced Portfolio ......................................    21.30%
Balanced Portfolio ...................................................    44.42%
Conservative Growth Portfolio ........................................   100.00%
Strategic Growth Portfolio ...........................................   100.00%

The above percentages may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SCHEDULES OF INVESTMENTS:

The LLC files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The LLC's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the LLC uses to determine how to vote proxies relating to portfolio securities held by the Portfolios are included in the LLC's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

                                                               PORTFOLIO MANAGER
U.S. Government Securities Fund                                Craig V. Sosey
                                                               WM Advisors, Inc.

Note: Pages 46 and 47 provide information about certain WM Funds in which the SAM Portfolios invest a significant portion of their assets. For additional information about these and other WM Funds, please see the WM Group of Funds annual report, which is available online or by calling 800-222-5852.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                                                            Since     Inception
                              1-Year   5-Year   10-Year   Inception     Date
                              ------   ------   -------   ---------   ---------
CLASS A SHARES
   Net Asset Value(2)          4.74%    3.45%    5.43%      7.47%       5/4/84
   With Sales Charge          -0.01%    2.50%    4.95%      7.25%
CLASS B SHARES
   Net Asset Value(2)          4.06%    2.72%    4.78%      5.27%      3/30/94
   With Sales Charge          -0.94%    2.36%    4.78%      5.27%
CLASS C SHARES
   Net Asset Value(2)          4.00%    2.70%    4.75%      2.91%       3/1/02
   With Sales Charge           3.00%    2.70%    4.75%      2.91%
Citigroup Mortgage Index(3)    5.71%    4.46%    6.19%      9.00%

PORTFOLIO COMPOSITION(4)

As of 10/31/06

                                  (PIE CHART)

                           As of      As of
Asset Class              10/31/06   10/31/05   Change
-----------              --------   --------   ------
FHLMC/FGLMC                 36%        33%       +3%
FNMA                        32%        29%       +3%
CMOs                        20%        18%       +2%
GNMA                         5%         7%       -2%
U.S. Government Agency       4%         4%        0%
U.S. Treasuries              2%         5%       -3%
Cash Equivalents             1%         4%       -3%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. For Class C shares, performance for periods prior to inception is hypothetical, based on Class A share returns adjusted for the respective expenses of the share class. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The U.S. Government Securities Fund's performance between 1998 and 2000 and the Income Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Funds' expenses. On 3/1/04, the investment policies of the U.S. Government Securities Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

PORTFOLIO MANAGERS
John R. Friedl, CFA and                                              Income Fund
Gary J. Pokrzywinski, CFA
WM Advisors, Inc.

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. U.S. Government Securities Fund: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

Income Fund: Lower-rated securities are subject to additional credit and default risks.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2006

                        1-Year   5-Year   10-Year   Since Inception   Inception Date
                        ------   ------   -------   ---------------   --------------
CLASS A SHARES
   Net Asset Value(2)   6.02%    5.39%    6.38%         8.33%           12/15/75
   With Sales Charge    1.21%    4.42%    5.90%         8.17%
CLASS B SHARES
   Net Asset Value(2)   5.23%    4.63%    5.76%         6.26%            3/30/94
   With Sales Charge    0.23%    4.29%    5.76%         6.26%
CLASS C SHARES
   Net Asset Value(2)   5.23%    4.63%    5.70%         4.85%             3/1/02
   With Sales Charge    4.23%    4.63%    5.70%         4.85%
Citigroup Broad
   Investment-Grade
Bond Index(3)           5.24%    4.57%    6.28%           --

PORTFOLIO COMPOSITION(4)

As of 10/31/06

                                  (PIE CHART)

                                     As of      As of
Asset Class                        10/31/06   10/31/05   Change
-----------                        --------   --------   ------
Domestic Corporate Bonds              60%        57%       +3%
Mortgage-Backed Bonds                 24%        23%       +1%
U.S. Treasuries                        9%         7%       +2%
Foreign Corporate Bonds (U.S. $)       6%         6%        0%
Equities                               0%         1%       -1%
Foreign Government Bonds (U.S. $)      0%         1%       -1%
Cash Equivalents                       1%         5%       -4%

(2)  Net asset value is not adjusted for sales charge.

(3) See page 18 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions. The since-inception return shown for the Citigroup Mortgage Index is calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)              LENGTH OF                    PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)         TIME SERVED(2)                   DURING PAST 5 YEARS                     HELD BY TRUSTEE
----------------------------   -------------------------   -----------------------------------------   -----------------------------
Kristianne Blake               Composite Funds-3 years     CPA specializing in personal financial      A vista Corporation; Frank
Age 52                         WM Group of Funds-8 years   and tax planning.                           Russell Investment Company;
                                                                                                       Russell Investment Funds;
                                                                                                       University of Washington.

Edmond R. Davis, Esq.          Sierra Funds-8 years        Partner at the law firm of Davis & Whalen   Braille Institute of America,
Age 78                         WM Group of Funds-8 years   LLP. Prior thereto, partner at the law      Inc; Children's Bureau of
                                                           firm of Brobeck, Phlegar & Harrison, LLP.   Southern California,
                                                                                                       Children's Bureau Foundation;
                                                                                                       Fifield Manors, Inc.

Carrol R. McGinnis             Griffin Funds-3 years       Private investor since 1994. Prior          Baptist Foundation of Texas;
Age 63                         WM Group of Funds-7 years   thereto, President and Chief Operating      Concord Trust Company.
                                                           Officer of Transamerica Fund Management
                                                           Company.

Alfred E. Osborne, Jr.,        Sierra Funds-7 years        Senior Associate Dean, University of        K2, Inc.; First Pacific
Ph.D.                          WM Group of Funds-8 years   California at Los Angeles Anderson          Advisors' Funds; EMAK
Age 62                                                     Graduate School of Management, and          Worldwide, Inc.; Investment
                                                           Faculty Director of the Harold Price        Company Institute;
                                                           Center for Entrepreneurial Studies,         Independent Directors Council
                                                           University of California at Los Angeles.

Daniel L. Pavelich             Composite Funds-1 year      Retired Chairman and CEO of BDO             Catalytic, Inc.; Vaagen Bros.
Age 62                         WM Group of Funds-8 years   Seidman.                                    Lumber, Inc.

Jay Rockey                     Composite Funds-3 years     Founder and Senior Counsel of The Rockey
Age 78                         WM Group of Funds-8 years   Company, now Rockey, Hill & Knowlton.

Richard C. Yancey              Composite Funds-23 years    Retired Managing Director of Dillon Read    AdMedia Partners Inc.; Czech
(Chairman)                     WM Group of Funds-8 years   & Co., an investment bank now part of       and Slovak American
Age 80                                                     UBS.                                        Enterprise Fund

NAME, AGE, AND ADDRESS(1)              LENGTH OF                    PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)(4)          TIME SERVED(2)                   DURING PAST 5 YEARS                     HELD BY TRUSTEE
---------------------------    -------------------------   -----------------------------------------   -----------------------------
Anne V. Farrell                Composite Funds-4 years     President Emeritus of the Seattle           Washington Mutual, Inc.;
Age 71                         WM Group of Funds-8 years   Foundation.                                 Recreational Equipment, Inc.

William G. Papesh              Composite Funds-9 years     President and Director of the Advisor;      Member of Investment Company
(President and CEO)            WM Group of Funds-8 years   Sr. Vice President and Director of the      Institute Board of Governors.
Age 63                                                     Transfer Agent and Distributor.

NAME, AGE, AND ADDRESS(1)              POSITION(S) HELD WITH REGISTRANT &                       PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                                LENGTH OF TIME SERVED                                DURING PAST 5 YEARS
-------------------------      -------------------------------------------------   -------------------------------------------------
Wendi B. Bernard               Vice President and Assistant Secretary since        Assistant Vice President of the Advisor.
Age 38                         2006. Prior to 2006, various other officer
                               positions since 2003.

Jeffrey L. Lunzer, CPA         First Vice President, Chief Financial Officer and   First Vice President of the Advisor, Transfer
Age 46                         Treasurer since 2003.                               Agent and Distributor. Prior to 2003, senior
                                                                                   level positions at the Columbia Funds and
                                                                                   Columbia Management Company.

William G. Papesh              President and CEO since 1987. Prior to 1987,        President and Director of the Advisor; Sr. Vice
Age 63                         other officer positions since 1972.                 President and Director of the Transfer Agent and
                                                                                   Distributor.

Gary Pokrzywinski              Senior Vice President since 2004. First Vice        Senior Vice President and Director of the
Age 45                         President since 2001. Prior to 2001, Vice           Advisor, Transfer Agent and Distributor.
                               President since 1999.

Debra Ramsey                   Senior Vice President since 2004.                   President and Director of the Transfer Agent and
Age 53                                                                             Distributor; Sr. Vice President and Director of
                                                                                   the Advisor.

John T. West                   First Vice President, Secretary, Chief Compliance   First Vice President of the Advisor, Transfer
Age 51                         Officer and Anti-Money Laundering Compliance        Agent and Distributor.
                               Officer since 2004. Prior to 2004, various other
                               officer positions since 1993.

Randall L. Yoakum              Senior Vice President since 2001. Prior to 2001,    Senior Vice President and Chief Investment
Age 47                         First Vice President since 1999.                    Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 8th Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc., WM Advisors, Inc., WM Funds Distri butor, Inc. and WM Shareholder Services, Inc.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and Offi cer shall hold the indicated positions until his or her resignation, retirement or removal.

                                   (GRAPHIC)

(WM GROUP OF FUNDS LOGO)

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published as general information for the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM GROUP OF FUNDS LOGO)                                               PRESORT
P.O. Box 8024                                                         STANDARD
Boston, MA 02266-8024                                               U.S. POSTAGE
                                                                        PAID
                                                                     DST OUTPUT

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

 2004              2005
-------          --------
$99,500          $103,000

(b) Audit-Related Fees

2004              2005
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

 2004              2005
-------           -------
$11,665           $11,920

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Strategic Asset Management Portfolios, LLC for the tax years ended October 31, 2004 and October 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $11,920 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended October 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $50,665 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Strategic Asset Management Portfolios, LLC

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh
      President and Chief Executive Officer
Date: January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.

By:   /s/ Jeffrey L. Lunzer
      ---------------------
      Jeffrey L. Lunzer
      Treasurer and Chief Financial Officer
Date: January 5, 2007

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh
      President and Chief Executive Officer
Date: January 5, 2007